UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class C1	Class I
Nuveen Minnesota Intermediate Municipal Bond Fund	FAMAX	NIBMX	FACMX	FAMTX
Nuveen Minnesota Municipal Bond Fund	FJMNX	NMBCX	FCMNX	FYMNX
Nuveen Nebraska Municipal Bond Fund	FNTAX	NCNBX	FNTCX	FNTYX
Nuveen Oregon Intermediate Municipal Bond Fund	FOTAX	NIMOX	—	FORCX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner

Chairman of the Board

July 23, 2013

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Portfolio Managers’ Comments

Portfolio managers Christopher Drahn, CFA, Michael Hamilton and Douglas White, CFA, review economic and market conditions, key investment strategies and the Funds’ performance during the twelve months ending May 31, 2013. Chris has managed the Nuveen Minnesota Intermediate Municipal Bond Fund since 1994. Doug has managed the Nuveen Minnesota Municipal Bond Fund since 1988 and the Nuveen Nebraska Municipal Bond Fund since 2011, and Michael has managed the Nuveen Oregon Intermediate Municipal Bond Fund since 1997.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month period ending May 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. However, at its June 2013 meeting (subsequent to the end of this reporting period), the Central Bank indicated that downside risks to the economy had diminished since the fall of 2012. Although the Fed made no changes to its highly accommodative monetary policies at the June meeting, Chairman Bernanke’s remarks afterward indicated the Central Bank could slow the pace of its bond buying program later this year if the economy continues to improve.

As measured by gross domestic product (GDP), the U.S. economy grew at an annualized rate of 1.8% in the first quarter of 2013, compared with 0.4% for the fourth quarter of 2012, continuing the pattern of positive economic growth for the 15th consecutive quarter. The Consumer Price Index (CPI) rose 1.4% year-over-year as of May 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of May 2013, the national unemployment rate was 7.6%, down from 8.2% a year ago. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended April 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since 2006.

However, the outlook for the U.S. economy continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

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Municipal bond prices generally rallied nationally during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the market also encountered some additional volatility generated by the political environment, particularly the fiscal cliff at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. At the state level, state governments in aggregate appeared to have made good progress in dealing with budget issues. On the revenue side, state tax collections have grown for eleven straight quarters, exceeding pre-recession levels beginning in September 2011, while on the expense side, the states made headway in cutting and controlling costs. The current low level of municipal issuance reflects the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we continued to see municipal yields remain relatively low. Borrowers seeking to take advantage of the low rate environment sparked an increase in refunding activity, with approximately 50% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2013, municipal bond issuance nationwide totaled $376 billion, an increase of 5.2% over the issuance for the twelve-month period ended May 31, 2012. As previously mentioned, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this reporting period, demand for municipal bonds remained very strong, especially from individual investors, but also from mutual funds, banks and insurance companies.

How were the economic and market conditions in Minnesota, Nebraska and Oregon, during this reporting period?

Minnesota’s pace of economic recovery continued to gain momentum and outpaced the national recovery. For 2012, the state’s GDP expanded 3.5%, compared with the national rate of 2.5%, ranking Minnesota 5th in terms of GDP growth by state, compared to ranking 23rd in 2011. The shutdown of Minnesota’s state government for 20 days in July 2011 hindered previous growth and Minnesota GDP growth was driven by gains in the manufacturing, finance and real estate sectors. Education, health care services, and trade and transportation sectors experienced the strongest employment gains during 2012. As of May 2013, Minnesota’s seasonally adjusted unemployment rate was 5.3%, well below the national average of 7.6%. Record low mortgage rates have helped to boost demand for housing in some parts of the state, primarily Rochester, Duluth, and Minneapolis/St. Paul. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Minneapolis rose 14.8% during the twelve months ending April 2013 (most recent data available at the time this report was prepared), bringing home prices in the area to 2008 levels. Minnesota recently passed a balanced $38.4 biennium budget for fiscal 2014 and 2015. The upcoming biennium budget is $3.2 billion higher than ending projections for the current biennium and the Governor and legislators solved a $727 million budget deficit by expanding business taxes and increasing income tax on the wealthiest two percent. During the previous biennium budget in 2011, Minnesota’s structural imbalance led S&P to downgrade the rating on the state’s general obligation bonds to AA+ from AAA in September 2011. Moody’s also revised its outlook for the state to negative from stable in August 2011, while maintaining its Aa1 rating. Despite these revisions, Minnesota retained a solid credit profile reflective of its well-balanced economy, above-average wealth levels, moderate debt burden and strong debt management. For the twelve months ended May 31, 2013, Minnesota issued $6.5 billion in municipal bonds, an increase of 10% from the twelve months ended May 31, 2012.

While the impact of the recent economic recession was less severe in Nebraska than in many other states, the state’s recovery has slowed and GDP growth trailed the national recovery in 2012. For 2012, the state’s economy expanded at a rate of 1.5%, compared with the national growth rate of 2.5%, ranking Nebraska 35th in terms of GDP growth by state. Nebraska’s job growth was driven by financial activities, educational and health services, and durable goods

6	Nuveen Investments

manufacturing sectors, while wholesale trade, information and mining sectors employment weakened. Nebraska’s economy remained less diverse than that in many other states, with a high dependence on agriculture and food processing. Nebraska continued to rank as one of the nation’s top five exporters of corn and soybeans. State GDP growth was driven by the manufacturing and trade sectors, but offset by weakness in agriculture productions. According to Moody’s, food and agricultural machines manufacturing should provide economic growth in early 2013 before slowing near year end. As of May 2013, Nebraska’s seasonally adjusted unemployment rate was 3.8%, well below the national average of 7.6%. In May 2013, Nebraska enacted a two-year budget for fiscal 2014 and 2015 totaling approximately $7.8 billion over the biennium. The budget for fiscal 2014 included increases to education spending, child care services, and two years of property tax relief. The approved budget is expected to increase the state’s rainy day fund to approximately $625 million in fiscal 2015. Nebraska’s constitution prohibits the issuance of general obligation debt, leading Nebraska to have the lowest debt burden of any state as measured on a per-capita basis and as a percentage of per capita income. Nebraska held general obligation credit ratings of Aa2 from Moody’s and AAA from S&P. For the twelve months ended May 31, 2013, Nebraska’s municipal bond issuance totaled $2.5 billion, a decrease of 23% from the twelve months ended May 31, 2012.

Oregon’s economic recovery has continued to gain momentum. In 2012, the state’s economy expanded at a rate of 3.9% compared with the national growth rate of 2.5%, ranking Oregon third in terms of GDP growth by state. Computer and electronics manufacturing accounted for the majority of this growth despite weakened demand for semiconductors. Intel, with more than 15,000 employees, ranked as the state’s largest private employer. As of May 2013, the state’s unemployment rate was 7.8%, the lowest since October 2008. In addition, the housing market in Oregon has started to recover. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Portland increased 12.9% during the twelve months ended April 2013. In 2011, Oregon enacted a two-year budget for fiscal 2012 and 2013, closing an estimated $2.5 billion budget gap without adding new taxes. Budget solutions included transfers from the education stability fund to augment K-12 funding and a holdback of 3.5% of all appropriations except for K-12 education. The state also received approval from the federal government for a Medicaid waiver, which will allow the state to contain program costs. Oregon has no sales tax and personal income taxes make up a substantial percentage of the state’s revenues, accounting for 85% of general fund revenues in fiscal 2012. The governor’s balanced budget proposal for fiscal 2014 and 2015 totaled $16 billion, including increased spending for education, and relies in part on savings from proposed changes to pension benefits. As of May 2013, Oregon’s general obligation bonds were rated Aa1 with a stable outlook from Moody’s and AA+ with a stable outlook by S&P. For the twelve months ended May 31, 2013, Oregon issued $4.3 billion in municipal bonds, an increase of 52% from the twelve months ended May 31, 2012.

How did the Funds perform during the twelve-month reporting period ended May 31, 2013?

The tables in the Fund Performance, Expense and Effective Leverage Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending May 31, 2013. The tables also compare these returns to each Fund’s benchmark index and its appropriate Lipper classification average.

During the twelve-month period, the Class A Shares at net asset value (NAV) of the Minnesota Fund outperformed the S&P Municipal Bond Index, while the Class A Shares at NAV of the Nebraska Fund trailed this performance measure. Meanwhile, the Class A Shares at NAV of the Minnesota Intermediate Fund and the Oregon Intermediate Fund underperformed their common benchmark, the S&P Municipal Bond Intermediate Index. Of the four portfolios, the Minnesota Intermediate, Minnesota and Oregon Intermediate Funds each outpaced its respective Lipper classification average, while the Nebraska Fund lagged.

As was mentioned during the last reporting period, the Funds’ primary indexes have changed. The Nuveen Minnesota & Nebraska Funds are now compared to the S&P Municipal Bond Index and the Nuveen Minnesota Intermediate and

Nuveen Investments	7

Oregon Intermediate Municipal Bond Funds are now compared to the S&P Municipal Bond Intermediate Index because they more closely reflect the Funds’ investment universe. There have been no changes to the way the Funds are managed.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Minnesota Intermediate Municipal Bond Fund

The Nuveen Minnesota Intermediate Municipal Bond Fund modestly underperformed the S&P Municipal Bond Intermediate Index during the twelve-month period. Municipal bond supply was fairly strong during the first half of the reporting period and more constrained during the second half. Demand for Minnesota municipal debt was generally healthy throughout the reporting period and as such in-state bonds tended to trade at premium prices to national markets. This made new purchases at attractive levels somewhat challenging from time to time.

The credit quality breakdown of the Fund contributed to relative results. The portfolio’s overweighting in A-rated, BBB-rated and non-rated bonds, along with its underweighting in higher quality securities was beneficial.

Also contributing to the Fund’s results was beneficial duration positioning, meaning the Fund was more sensitive than the benchmark to the helpful effects of falling interest rates. Compared to the Index, the Fund had slightly more exposure to bonds with longer intermediate maturities, as well as a modestly smaller allocation to the shorter intermediate part of the yield curve. Both were rewarded, as longer term bonds generally outpaced shorter issues during the period. However, a small overweighting in securities with durations shorter than two years detracted from the Fund’s relative results, as these securities underperformed.

The Fund’s sector positioning was modestly positive, with an overweight in health care bonds proving beneficial. Given the high volume of lower investment grade rated bonds in this sector, health care securities were some of the municipal market’s best performers during the period.

We made a number of new purchases, funding them using new shareholder flows and the proceeds from bonds that were called. A number of our new purchases were general obligation (GO) bonds, which expanded our holdings among AA-rated securities.

Other bond purchases included issues that fund senior housing, higher education, airport and electric utility projects. Generally speaking, the bulk of our purchases occurred in the intermediate part of the yield curve that is the focus of the Fund, typically securities with maturities between ten and fifteen years. We also made occasional purchases among bonds of twenty years or longer, as we identified good value in that part of the curve.

Nuveen Minnesota Municipal Bond Fund

Compared with the S&P Municipal Bond Index, the Minnesota Fund’s outperformance was driven primarily by credit quality positioning. As investors sought income in an environment of continued low interest rates, securities with lower credit ratings and higher coupon income tended to outperform higher rated, lower yielding bonds. Consequently, the Fund’s exposure to non-rated bonds proved especially beneficial, while our allocation to the BBB rating category also was helpful on a relative basis. The portfolio’s corresponding underweighting in the market’s highest rated securities, bonds with AAA and AA credit ratings, was a further advantage, as these bonds did not fare as well.

8	Nuveen Investments

A secondary positive factor was favorable duration and yield curve positioning. The Fund’s duration (meaning its sensitivity to changes in interest rates) was longer than that of our benchmark index. This stance was constructive, as interest rates declined throughout the majority of the twelve months. This effect was especially pronounced among longer dated issues, and our relative emphasis on this part of the market contributed to the Fund’s strong results.

Sector positioning was favorable as well. The Fund was overweight in both health care and public power which outperformed, yet underweight in pre-refunded bonds, which are high in credit quality and low in duration. Because both characteristics were out of favor during the twelve months, this underweighting had a positive impact on results.

On the negative side, the Fund experienced relative underperformance from holdings in the local general obligation (GO) corporate-backed industrial development revenue bond categories. In these groups, Minnesota bonds generally did not perform as well as similar non-Minnesota credits, which hurt our results compared to the national municipal market. Municipal bond supply in Minnesota was fairly strong during the first half of the reporting period and more constrained during its second half. With fewer bonds to choose from in the marketplace, we had little incentive to sell securities from the portfolio. Fortunately, we were able to finance new purchases almost entirely with the proceeds of bond calls and maturities, as well as with new shareholder inflows.

As we entered the reporting period, we were comfortable with the portfolio’s existing sector allocations. For our new purchases, we looked to maintain the Fund’s diversification by focusing on a broad range of market categories. We added to the portfolio’s holdings in a wide variety of revenue bond sectors, including education, corporate-backed, health care and airports. For the most part, we bought bonds with maturities ranging from three to sixteen years, with some additional thirty-year purchases that provided good value, in our opinion.

Also, to remain fully invested during periods of limited bond supply in Minnesota, we purchased GO bonds. We would have preferred to focus on lower rated securities, as our credit research helps identify those that may offer greater potential to capture value, but our purchases reflected the opportunities available at those times when we had cash ready to invest. As a result of these acquisitions, the Fund’s exposure to AAA-rated and AA-rated bonds increased during the period, while our positions in BBB-rated and non-rated issues declined somewhat.

Nuveen Nebraska Municipal Bond Fund

The Nebraska Fund underperformed the S&P Municipal Bond Index by a wide margin. Given the small size of the Nebraska tax-exempt bond market and the fact that much of the issuance tends to be concentrated in a few sectors, it can be difficult to find suitable bonds for the portfolio. Accordingly, we were unable to be as selective in our purchases as we would have liked. This provided a performance headwind relative to the Fund’s national municipal benchmark that was difficult to overcome during this particular period.

Most notably, there are no Nebraska-issued tobacco securitization bonds available to purchase. That bond category happened to be the top performing sector in the national market, and the Fund’s lack of exposure to this group hampered our results in relative terms. Similarly, the portfolio was underrepresented in corporate-backed industrial development revenue bonds, another sector that outpaced the market.

On the positive side, the Fund was helped by favorable duration and yield curve positioning. Maintaining a longer duration than the benchmark, meaning the Fund was more sensitive to the positive effects of declining interest rates, was advantageous. The portfolio’s increased allocation to bonds on the long end of the yield curve provide a benefit, as longer dated issues rose in response to falling rates more than shorter maturity bonds.

From a credit quality perspective, the Fund was supported by its sizable weighting in A-rated bonds, which was the second-best performing credit tier in the investment grade portion of the index. However, our underweighting in

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BBB-rated securities and minimal exposure to below investment-grade bonds held back results, as did having only minimal exposure to below investment grade bonds, as both categories fared well.

Sector positioning, meanwhile, had a mixed effect on the Fund’s relative performance. An overweight in utility bonds proved helpful, as did an underweight in pre-refunded bonds, whose high credit quality and very short maturities caused these securities to trail the market during the period. However, the Fund saw some underperformance in the health care area. Meanwhile, our relative underweighting in state GOs added to results, but was offset by being underweight in local GO debt, whose lower credit ratings helped these bonds outperform in a credit friendly market environment.

The significant amount of new shareholder cash coming into the portfolio provided us with most of the proceeds we needed to make new purchases. That said, supply is often limited in the Nebraska municipal bond market. Accordingly, early in the period, we bought some relatively short maturity, high quality, liquid bonds, which enabled us to keep the Fund fully invested at a time when our preferred long-term opportunities were not available. As the year progressed and more attractive revenue bonds began to appear in the marketplace, we selectively sold some of these “placeholder” bonds and used the proceeds to fund our purchases.

Our new portfolio additions during the period increased the Fund’s exposure to the public power, higher education and hospital bond sectors and we finished the period overweighted in all three areas. Our acquisitions led to an increase in the Fund’s exposure to A-rated bonds, while our allocation to AA-rated and BBB-rated bonds declined. Our weighting in AAA-rated bonds remained essentially unchanged.

Nuveen Oregon Intermediate Municipal Bond Fund

The Oregon Intermediate Municipal Bond Fund significantly underperformed the S&P Municipal Bond Intermediate Index, primarily due to credit quality differences between the national municipal market, which has a larger portion of lower quality, higher yielding securities, and the Oregon market, which is dominated by securities with higher credit rates and, therefore, lower coupon income. Amid the low level of overall interest rates that prevailed throughout much of the twelve-month reporting period, investor demand for bonds offering higher yields was robust, helping lower quality securities outpace their higher quality counterparts. Given that, the Fund was at a natural disadvantage relative to the national index.

However, the Fund was well positioned within the context of its state specific mandate to benefit from the outperformance of lower quality securities. Specifically, being underweight in the highest rated (AAA) securities and overweight in lower rated investment-grade securities (A-rated) was beneficial. That said, having more AA-rated bonds, reflecting the prevalence of Oregon general obligation (GO) debt with that rating, modestly detracted from the Fund’s results compared with the index because the higher rated issues trailed lower quality securities.

Sector selection produced mixed results. The Fund’s overweighting in health care, higher education and electric utility bonds was helpful as they outpaced the index, either due to their longer durations (higher sensitivity to changes in interest rates) or lower quality. In contrast, the portfolio’s overweighting in two higher quality sectors, local GOs and pre-refunded bonds, detracted from performance.

In terms of duration and yield curve positioning, the Fund was overweight in bonds with durations between twelve and fourteen years which proved beneficial, as they outpaced two- to four-year bonds, in which the portfolio had an underweighting. Given the persistently low interest rate environment during much of the reporting period, investors tended to gravitate to longer term bonds in search of higher yields, resulting in the outperformance of those securities.

Using primarily the proceeds of new shareholder inflows and bond calls, we added a variety of securities to the portfolio. These acquisitions typically occurred in the eight- to twelve-year part of the yield curve, where we saw what we felt were good values, especially given very attractive yields relative to most Oregon bonds.

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We also added to our holdings in Puerto Rico Sales Tax Financing Corporation (COFINA) bonds. Although they came under pressure during the period, we believed the bonds offered good yield relative to their prospects. We also liked them because of our view that as the economy improves, so will the sales tax receipts backing those securities.

Elsewhere, we purchased some BBB-rated bonds among health care securities, and also added to our AA-rated GOs at a time when their prices had come under some pressure. At the end of the period, we added BBB-rated housing bonds when they, too, appeared under stress and offered good value in our view.

An Update Regarding Puerto Rico

Shareholders also should be aware of issues impacting some of the Funds’ non-state holdings. In December 2012, Moody’s down-graded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. In addition, during July 2012, bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. These Funds have exposure to Puerto Rico bonds, some of which are the dedicated sales tax bonds issued by COFINA.

During the reporting period, Puerto Rico paper generally underperformed the market as whole. However, the overall impact on performance for most of the Funds was minimal.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of May 31, 2013, Minnesota Intermediate, Minnesota and Oregon Intermediate Bond Funds had positive UNII balances for tax purposes and the Nebraska Bond Fund had a zero UNII balance for tax purposes. The Minnesota Intermediate, Minnesota Municipal and Nebraska Bond Funds had positive UNII balances and the Oregon Intermediate Municipal Bond Fund had a negative UNII balance for financial reporting purposes.

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Fund Performance, Expense and Effective Leverage Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Minnesota Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.25%	5.10%	3.95%
Class A Shares at maximum Offering Price	-0.82%	4.45%	3.63%
S&P Municipal Bond Intermediate Index*	2.75%	5.87%	4.74%
Barclays 1-15 Year Blend Municipal Bond Index*	2.29%	5.20%	4.29%
Lipper Other States Intermediate Municipal Debt Funds Classification Average*	1.36%	4.25%	3.35%

Class I Shares	2.42%	5.20%	4.07%

	Average Annual

	1-Year	Since Inception**
Class C Shares	1.63%	6.05%
Class C1 Shares	1.88%	4.81%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.21%	4.76%	3.74%
Class A Shares at maximum Offering Price	-3.21%	4.13%	3.42%
Class I Shares	-0.05%	4.88%	3.86%

	Average Annual

	1-Year	Since Inception**
Class C Shares	-0.64%	4.76%
Class C1 Shares	-0.56%	3.97%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class C Shares	1.40%
Class C1 Shares	1.29%
Class I Shares	0.64%

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
**	Since inception returns for Class C and Class C1 Shares are from 1/18/11 and 10/28/09, respectively.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Minnesota Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	4.01%	6.45%	4.68%
Class A Shares at maximum Offering Price	-0.36%	5.53%	4.23%
S&P Municipal Bond Index*	3.62%	5.71%	4.80%
Barclays Municipal Bond Index*	3.05%	5.70%	4.68%
Lipper Minnesota Municipal Debt Funds Classification Average*	2.91%	5.06%	4.03%

Class C1 Shares	3.43%	5.92%	4.20%
Class I Shares	4.08%	6.60%	4.88%

	Average Annual

	1-Year	Since Inception**
Class C Shares	3.32%	10.07%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.84%	5.70%	4.28%
Class A Shares at maximum Offering Price	-5.01%	4.80%	3.83%
Class C1 Shares	-1.34%	5.19%	3.82%
Class I Shares	-0.61%	5.87%	4.49%

	Average Annual

	1-Year	Since Inception**
Class C Shares	-1.33%	7.64%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.89%
Class C Shares	1.46%
Class C1 Shares	1.34%
Class I Shares	0.70%

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
**	Since inception returns for Class C Shares are from 1/18/11.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Nebraska Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.11%	5.41%	4.17%
Class A Shares at maximum Offering Price	-2.16%	4.50%	3.73%
S&P Municipal Bond Index*	3.62%	5.71%	4.80%
Barclays Municipal Bond Index*	3.05%	5.70%	4.68%
Lipper Other States Municipal Debt Funds Classification Average*	2.41%	4.64%	3.80%

Class C1 Shares	1.63%	4.95%	3.75%
Class I Shares	2.37%	5.65%	4.43%

	Average Annual

	1-Year	Since Inception**
Class C Shares	1.56%	7.68%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-1.80%	4.73%	3.82%
Class A Shares at maximum Offering Price	-5.93%	3.84%	3.37%
Class C1 Shares	-2.21%	4.29%	3.41%
Class I Shares	-1.55%	4.98%	4.08%

	Average Annual

	1-Year	Since Inception**
Class C Shares	-2.33%	5.55%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares and Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	0.94%	0.89%
Class C Shares	1.48%	1.44%
Class C1 Shares	1.40%	1.34%
Class I Shares	0.75%	0.69%

The Fund’s investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2014 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.90%, 1.45%, 1.35% and 0.70% for Class A, Class C, Class C1 and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
**	Since inception returns for Class C Shares are from 1/18/11.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance, Expense and Effective Leverage Ratios (continued)

Nuveen Oregon Intermediate Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2013

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.61%	4.68%	3.59%
Class A Shares at maximum Offering Price	-1.45%	4.05%	3.28%
S&P Municipal Bond Intermediate Index*	2.75%	5.87%	4.74%
Barclays 1-15 Year Blend Municipal Bond Index*	2.29%	5.20%	4.29%
Lipper Other States Intermediate Municipal Debt Funds Classification Average*	1.36%	4.25%	3.35%

Class I Shares	1.88%	4.87%	3.75%

	Average Annual

	1-Year	Since Inception**
Class C Shares	1.14%	5.56%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	-0.76%	4.38%	3.37%
Class A Shares at maximum Offering Price	-3.77%	3.74%	3.06%
Class I Shares	-0.60%	4.55%	3.53%

	Average Annual

	1-Year	Since Inception**
Class C Shares	-1.33%	4.24%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class C Shares	1.39%
Class I Shares	0.64%

Effective Leverage Ratio as of May 31, 2013

Effective Leverage Ratio	0.00%

*	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.
**	Since inception returns for Class C Shares are from 1/18/11.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Yields as of May 31, 2013

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Minnesota Intermediate Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[4]	2.87%	1.40%	2.11%
Class C Shares	2.34%	0.89%	1.34%
Class C1 Shares	2.49%	0.99%	1.49%
Class I Shares	3.14%	1.65%	2.49%

Nuveen Minnesota Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[4]	3.39%	2.32%	3.50%
Class C Shares	2.93%	1.88%	2.84%
Class C1 Shares	3.05%	1.96%	2.96%
Class I Shares	3.70%	2.63%	3.97%

Nuveen Nebraska Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[4]	3.01%	2.01%	3.00%
Class C Shares	2.59%	1.55%	2.31%
Class C1 Shares	2.67%	1.65%	2.46%
Class I Shares	3.31%	2.30%	3.43%

Nuveen Oregon Intermediate Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[4]	2.67%	1.05%	1.62%
Class C Shares	2.19%	0.52%	0.80%
Class I Shares	2.92%	1.28%	1.97%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.7%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 35.1%.

4	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

22	Nuveen Investments

Holding Summaries as of May 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond Credit Quality[1]
AAA/U.S. Guaranteed	6.2%
AA	35.6%
A	32.8%
BBB	13.4%
BB or Lower	1.3%
N/R	10.7%

Nuveen Minnesota Municipal Bond Fund

Bond Credit Quality[1]
AAA/U.S. Guaranteed	7.2%
AA	30.3%
A	29.5%
BBB	15.8%
BB or Lower	3.0%
N/R	14.2%

Nuveen Nebraska Municipal Bond Fund

Bond Credit Quality[1]
AAA/U.S. Guaranteed	12.0%
AA	32.1%
A	43.7%
BBB	6.6%
N/R	5.6%

Nuveen Oregon Intermediate Municipal Bond Fund

Bond Credit Quality[1]
AAA/U.S. Guaranteed	14.8%
AA	46.8%
A	22.5%
BBB	13.1%
BB or Lower	0.7%
N/R	2.1%

Portfolio Composition[2]
Education and Civic Organizations	23.3%
Tax Obligation/General	22.1%
Health Care	19.6%
Utilities	11.5%
Tax Obligation/Limited	6.5%
Long-Term Care	5.8%
Transportation	5.5%
Short-Term Investments	0.3%
Other	5.4%

Portfolio Composition[2]
Education and Civic Organizations	18.6%
Health Care	18.3%
Tax Obligation/General	17.3%
Utilities	14.3%
Long-Term Care	7.6%
Transportation	5.7%
Tax Obligation/Limited	5.2%
Short-Term Investments	0.2%
Other	12.8%

Portfolio Composition[2]
Utilities	28.5%
Education and Civic Organizations	19.5%
Tax Obligation/General	13.3%
Health Care	11.1%
Tax Obligation/Limited	9.0%
Long-Term Care	7.5%
Water and Sewer	5.1%
Short-Term Investments	1.1%
Other	4.9%

Portfolio Composition[2]
Tax Obligation/General	31.5%
Tax Obligation/Limited	14.8%
Health Care	14.6%
Water and Sewer	8.8%
U.S. Guaranteed	8.0%
Education and Civic Organizations	7.4%
Housing/Multifamily	5.2%
Short-Term Investments	2.5%
Other	7.2%

1	As a percentage of total investments (excluding short-term investments, where applicable). Holdings are subject to change.

2	As a percentage of total investments. Holdings are subject to change.

Nuveen Investments	23

Nuveen Minnesota Intermediate Municipal Bond Fund

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Minnesota Intermediate Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$991.10	$988.90	$989.80	$991.90	$1,020.89	$1,018.15	$1,018.65	$1,021.89
Expenses Incurred During Period	$4.02	$6.74	$6.25	$3.03	$4.08	$6.84	$6.34	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.36%, 1.26% and .61% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Minnesota Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$988.70	$985.80	$985.40	$988.60	$1,020.74	$1,018.05	$1,018.50	$1,021.74
Expenses Incurred During Period	$4.16	$6.83	$6.39	$3.17	$4.23	$6.94	$6.49	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.38%, 1.29% and .64% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Nebraska Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	C1 Shares	I Shares	A Shares	C Shares	C1 Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$974.10	$971.50	$971.50	$974.90	$1,020.54	$1,017.80	$1,018.35	$1,021.59
Expenses Incurred During Period	$4.33	$7.03	$6.49	$3.30	$4.43	$7.19	$6.64	$3.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .88%, 1.43%, 1.32% and .67% for Classes A, C, C1 and I, respectively, multiplied by the average account value over the period, mulitplied by 182/365 (to reflect the one-half year period).

24	Nuveen Investments

Nuveen Oregon Intermediate Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (12/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/13)	$986.90	$985.00	$988.70	$1,020.74	$1,018.05	$1,021.74
Expenses Incurred During Period	$4.16	$6.83	$3.17	$4.23	$6.94	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.38% and .64% for Classes A, C and I, respectively, multiplied by the average account value over the period, mulitplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund, and Nuveen Oregon Intermediate Municipal Bond Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at May 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Minnesota Intermediate Municipal Bond Fund, Nuveen Minnesota Municipal Bond Fund, Nuveen Nebraska Municipal Bond Fund, and Nuveen Oregon Intermediate Municipal Bond Fund for the periods ended May 31, 2011 and prior were audited by other independent auditors whose report dated July 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 25, 2013

26	Nuveen Investments

Portfolio of Investments

Nuveen Minnesota Intermediate Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	MUNICIPAL BONDS – 99.0%

	Education and Civic Organizations – 23.1%

$330	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/32	No Opt. Call	BBB–	$344,084

210	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/27	No Opt. Call	BBB–	222,711

	Itasca County, Minnesota, Revenue Bonds, Charles K. Blandin Foundation, Series 2010:
635	4.000%, 5/01/18	No Opt. Call	A3	679,768
255	4.000%, 5/01/19	No Opt. Call	A3	274,291

	Minneapolis, Minnesota, Revenue Bonds, Blake School Project, Refundinjg Series 2010:
550	4.000%, 9/01/19	No Opt. Call	A2	619,190
315	4.000%, 9/01/21	9/20 at 100.00	A2	351,937

3,485	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20	8/18 at 100.00	BBB	3,660,679

815	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Refunding Series 2010-7-G, 4.000%, 10/01/21	10/18 at 100.00	Baa3	850,469

1,075	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2005-6-C, 4.750%, 5/01/18	5/14 at 100.00	Baa3	1,098,263

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2006-J-1:
375	5.000%, 5/01/16	5/15 at 100.00	Baa3	396,593
1,295	5.000%, 5/01/20	5/15 at 100.00	Baa3	1,344,547

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,125	5.500%, 5/01/18	5/17 at 100.00	N/R	1,205,370
1,185	5.500%, 5/01/19	5/17 at 100.00	N/R	1,265,189
1,050	5.500%, 5/01/24	5/17 at 100.00	N/R	1,105,755

1,585	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2008-V, 4.500%, 3/01/17	No Opt. Call	Baa1	1,724,971

300	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.000%, 3/01/31	3/20 at 100.00	Baa1	322,812

150	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J , 6.000%, 12/01/28	12/19 at 100.00	Baa2	170,280

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
195	4.000%, 12/01/18	No Opt. Call	Baa2	213,441
200	4.000%, 12/01/20	No Opt. Call	Baa2	215,944
310	3.375%, 12/01/22	No Opt. Call	Baa2	315,007

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 2007-6S:
360	4.375%, 12/01/16	No Opt. Call	Baa2	396,475
380	4.500%, 12/01/17	No Opt. Call	Baa2	426,960

750	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Series 20107H, 5.125%, 12/01/30	12/19 at 100.00	Baa2	808,778

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7-B:
2,025	5.000%, 10/01/18	No Opt. Call	A3	2,372,470
1,040	5.000%, 10/01/23	10/19 at 100.00	A3	1,204,580
175	4.250%, 10/01/24	10/19 at 100.00	A3	188,337

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University of Minnesota, Refunding Series 2010E:
1,000	4.125%, 10/01/18	No Opt. Call	Baa2	1,081,420
1,370	4.375%, 10/01/20	No Opt. Call	Baa2	1,498,780
500	4.500%, 10/01/21	10/20 at 100.00	Baa2	545,325
250	5.000%, 10/01/29	10/20 at 100.00	Baa2	270,110

Nuveen Investments	27

Portfolio of Investments

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
$1,000	4.250%, 10/01/18	No Opt. Call	Baa2	$1,094,030
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	729,438

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K:
320	5.000%, 5/01/14	No Opt. Call	Baa2	330,419
340	5.000%, 5/01/15	No Opt. Call	Baa2	361,478
355	5.000%, 5/01/16	5/15 at 100.00	Baa2	376,108
370	5.000%, 5/01/17	5/15 at 100.00	Baa2	390,280

305	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Series 2012-7N., 3.000%, 5/01/17	No Opt. Call	Baa2	313,976

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
400	5.000%, 10/01/18	No Opt. Call	Baa1	458,228
740	5.000%, 10/01/23	10/22 at 100.00	Baa1	850,734
490	5.000%, 10/01/24	10/22 at 100.00	Baa1	556,317

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Olaf College, Refunding Series 2007-6O, 5.000%, 10/01/16	No Opt. Call	A1	566,855

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-6X:
500	4.500%, 4/01/21	4/17 at 100.00	A2	555,470
1,250	5.000%, 4/01/24	4/17 at 100.00	A2	1,415,350

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A:
1,015	4.000%, 10/01/17	No Opt. Call	A2	1,137,612
1,075	4.500%, 10/01/18	No Opt. Call	A2	1,246,420
1,975	4.500%, 10/01/19	No Opt. Call	A2	2,304,707

	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2013-7U:
1,500	4.000%, 4/01/25	4/23 at 100.00	A2	1,650,375
775	4.000%, 4/01/26	4/23 at 100.00	A2	843,309
300	4.000%, 4/01/27	4/23 at 100.00	A2	323,517

1,045	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2006-6I, 4.000%, 4/01/14	No Opt. Call	A2	1,076,758

	Minnesota Higher Education Facilities Authority, Saint John’s University Revenue Bonds, Series 2008-6U:
290	4.200%, 10/01/19	10/18 at 100.00	A2	327,166
385	4.300%, 10/01/20	10/18 at 100.00	A2	431,023
145	4.500%, 10/01/22	10/18 at 100.00	A2	161,407

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2009A:
985	4.000%, 10/01/22	10/19 at 100.00	Aa2	1,085,283
1,755	4.000%, 10/01/23	10/19 at 100.00	Aa2	1,916,337

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2011A:
1,515	4.250%, 10/01/24	10/21 at 100.00	Aa2	1,709,329
855	4.375%, 10/01/25	10/21 at 100.00	Aa2	964,269
905	4.500%, 10/01/26	10/21 at 100.00	Aa2	1,020,768

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2005A:
500	4.100%, 12/15/14	No Opt. Call	A3	523,540
880	4.200%, 12/15/15	No Opt. Call	A3	943,325
925	4.300%, 12/15/16	12/15 at 100.00	A3	987,364
1,005	5.000%, 12/15/18	12/15 at 100.00	A3	1,073,330
1,060	5.000%, 12/15/19	12/15 at 100.00	A3	1,124,787

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 5.700%, 9/01/21	No Opt. Call	BBB–	$1,101,410

	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A:
250	4.000%, 7/01/23	No Opt. Call	BB+	248,150
700	5.000%, 7/01/33	7/23 at 100.00	BB+	715,554

200	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.000%, 3/01/28	3/23 at 100.00	BBB–	198,230

2,395	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Minnesota Public Radio Project, Refunding Series 2010, 5.000%, 12/01/25	12/20 at 100.00	A2	2,678,041

1,280	St. Paul Housing and Redevelopment Authority, Minnesota, Perfromaing Arts Facility Reveeue Bonds, Ordway Center for the Performing Arts, Series 2012, 1.450%, 7/01/14	No Opt. Call	N/R	1,280,384

1,020	University of Minnesota, General Revenue Bonds, Series 2009C, 5.000%, 12/01/19	6/19 at 100.00	Aa1	1,235,067

	University of Minnesota, General Revenue Bonds, Series 2013A:
800	4.000%, 2/01/25	2/23 at 100.00	Aa1	900,384
2,000	4.000%, 2/01/27	2/23 at 100.00	Aa1	2,202,700

1,895	University of Minnesota, Special Purpose Revenue Bonds, State Supported Biomedical Science Research Facilities Funding Program, Series 2011B, 5.000%, 8/01/23	8/21 at 100.00	AA	2,283,058
60,915	Total Education and Civic Organizations			66,866,823
	Health Care – 19.5%

735	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.250%, 2/01/15	No Opt. Call	N/R	763,547

1,340	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/17	No Opt. Call	N/R	1,442,148

	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Series 2005:
425	5.000%, 6/01/16	8/13 at 100.00	N/R	429,968
1,320	5.000%, 6/01/19	8/13 at 100.00	N/R	1,334,982

400	Fergus Falls, Minnesota, Health Care Facilities Revenue Bonds, Lake Region Healthcare Corporation Project, Series 2010, 4.750%, 8/01/25	8/17 at 100.00	BBB	414,640

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
660	4.000%, 4/01/25	4/22 at 100.00	BBB	680,308
400	4.000%, 4/01/26	4/22 at 100.00	BBB	409,716

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
1,000	5.000%, 5/01/17	No Opt. Call	Baa1	1,116,000
585	4.500%, 5/01/23	5/17 at 100.00	Baa1	603,954

1,730	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 4.500%, 9/01/17	9/15 at 100.00	Baa1	1,827,451

1,000	Meeker County, Minnesota, Gross Revenue Hospital Facilities Bonds, Meeker County Memorial Hospital Project, Series 2007, 5.625%, 11/01/22	11/17 at 100.00	N/R	1,097,600

4,535	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	5,449,347

475	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–	577,310

Nuveen Investments	29

Portfolio of Investments

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/25	8/20 at 100.00	A+	$1,145,660

	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1:
540	5.000%, 2/15/16 – AGC Insured	No Opt. Call	AA–	595,750
1,025	5.500%, 2/15/25 – AGC Insured	2/20 at 100.00	AA–	1,184,275

	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 1997A:
305	5.500%, 11/15/17 – NPFG Insured	8/13 at 100.00	A	306,165
10	5.750%, 11/15/26 – NPFG Insured	8/13 at 100.00	A	10,016

1,780	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 5.750%, 12/01/15	8/13 at 100.00	N/R	1,784,058

	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A:
275	4.000%, 12/01/25	12/20 at 100.00	N/R	269,585
250	4.050%, 12/01/26	12/20 at 100.00	N/R	244,548
250	4.150%, 12/01/27	12/20 at 100.00	N/R	246,383

	Northfield, Minnesota, Hospital Revenue Bonds, Refunding Series 2006:
920	5.000%, 11/01/14	No Opt. Call	BBB–	959,072
1,080	5.500%, 11/01/17	11/16 at 100.00	BBB–	1,189,296

1,015	Redwood Falls, Minnesota, Gross Revenue Hospital Facilities Bonds, Redwood Area Hospital Project, Series 2006, 5.000%, 12/01/21	12/16 at 100.00	N/R	1,061,000

1,455	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory put 11/15/21)	No Opt. Call	AA	1,734,506

1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2012, 4.000%, 11/15/41	5/22 at 100.00	AA	1,020,000

1,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.125%, 7/01/20	No Opt. Call	A–	1,128,220

	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013:
500	3.000%, 7/01/25	7/23 at 100.00	A–	483,930
500	3.500%, 7/01/29	7/23 at 100.00	A–	485,290

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D, 5.375%, 5/01/31 – AGC Insured	5/19 at 100.00	A1	1,096,870

1,020	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 4.250%, 5/01/21	5/20 at 100.00	A1	1,151,509

2,500	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.625%, 7/01/26	7/18 at 100.00	A	2,774,225

1,430	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009, 5.500%, 7/01/29	7/19 at 100.00	A	1,580,908

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006:
250	5.000%, 5/15/15	No Opt. Call	A2	268,915
1,350	5.250%, 5/15/19	11/16 at 100.00	A2	1,491,750

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2007A:
935	5.000%, 11/15/15 – NPFG Insured	No Opt. Call	AA–	1,036,831
210	5.000%, 11/15/17 – NPFG Insured	No Opt. Call	AA–	246,278
1,200	5.000%, 11/15/19 – NPFG Insured	11/17 at 100.00	AA–	1,383,780

3,075	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	3,458,237

1,025	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/19	No Opt. Call	A–	1,171,114

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2010:
$1,560	5.000%, 2/01/19	2/14 at 100.00	A–	$1,595,942
500	5.000%, 2/01/20	2/14 at 100.00	A–	511,165

	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
640	5.250%, 5/01/15	No Opt. Call	BB+	692,083
2,000	5.750%, 5/01/25	5/15 at 100.00	BB+	2,097,380

1,785	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.000%, 9/01/17	9/14 at 100.00	A–	1,853,026

1,840	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.150%, 11/15/20	11/15 at 100.00	BBB–	1,973,676

1,000	Winona Health Care Facilities Revenue Refunding Bonds, Minnesota, Winona Health Obligated Group, Series 2007, 5.000%, 7/01/20	7/17 at 100.00	BBB–	1,104,440

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
485	4.500%, 7/01/24	7/21 at 100.00	BBB–	511,884
250	5.000%, 7/01/34	7/21 at 100.00	BBB–	259,498
51,565	Total Health Care			56,254,236
	Housing/Multifamily – 0.2%

500	Anoka Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Woodland Park Apartments Project, Series 2011A, 5.000%, 4/01/27	4/19 at 100.00	Aaa	543,085
	Housing/Single Family – 1.0%

925	Dakota County Community Development Agency, Minnesota, Single Family Mortgage Revenue Bonds, Mortgage Backed Securities Program, Series 2011A, 4.400%, 12/01/26	12/20 at 100.00	AA+	1,008,158

910	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.375%, 7/01/26	7/21 at 100.00	Aaa	957,684

585	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012A, 3.750%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	AA+	618,655

200	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.750%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	AA+	214,640

200	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 2.550%, 7/01/22 (WI/DD, Settling 6/20/13)	No Opt. Call	AA+	200,566
2,820	Total Housing/Single Family			2,999,703
	Long-Term Care – 5.8%

565	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 4.550%, 11/01/26	11/19 at 100.00	A3	600,742

	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012:
1,400	5.000%, 11/15/24	11/22 at 100.00	N/R	1,468,796
1,650	4.750%, 11/15/28	11/22 at 100.00	N/R	1,670,031

2,000	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.600%, 4/01/25	4/14 at 101.00	N/R	2,034,100

1,500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	1,490,580

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 4.000%, 11/01/22	No Opt. Call	N/R	974,670

2,000	Saint Paul Port Authority, Minnesota, Revenue Bonds, Amherst H. Wilder Foundation Project, Series 2010-3, 5.000%, 12/01/24	12/20 at 100.00	A1	2,248,400

Nuveen Investments	31

Portfolio of Investments

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$1,000	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/27	9/22 at 100.00	N/R	$1,041,560

2,300	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	2,319,826

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
625	5.100%, 5/01/24 – AGM Insured	5/19 at 102.00	N/R	678,094
310	5.300%, 5/01/27	5/19 at 102.00	N/R	336,384
500	5.300%, 11/01/27	5/19 at 102.00	N/R	542,555
515	5.500%, 11/01/32	5/19 at 102.00	N/R	556,942

640	Worthington, Minnesota, Housing Revenue Refunding Bonds, Meadows of Worthington Project, Series 2007A, 5.000%, 11/01/17	11/14 at 101.00	N/R	655,424
16,005	Total Long-Term Care			16,618,104
	Tax Obligation/General – 21.9%

500	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007D, 5.000%, 2/01/24	2/17 at 100.00	Aa1	566,465

1,000	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008A, 5.000%, 2/01/20	2/18 at 100.00	Aa1	1,163,190

	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2008C:
285	4.100%, 2/01/18	No Opt. Call	Aa1	324,946
595	4.200%, 2/01/19	2/18 at 100.00	Aa1	671,761

	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2013A:
2,805	5.000%, 4/01/17	No Opt. Call	AA+	3,246,872
1,545	5.000%, 4/01/19	No Opt. Call	AA+	1,855,051

	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011:
635	5.500%, 2/01/23	2/21 at 100.00	Aa3	773,474
750	5.500%, 2/01/24	2/21 at 100.00	Aa3	907,853
875	5.500%, 2/01/25	2/21 at 100.00	Aa3	1,051,094
1,010	5.500%, 2/01/26	2/21 at 100.00	Aa3	1,206,425
1,150	5.500%, 2/01/27	2/21 at 100.00	Aa3	1,367,580

2,835	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	3,206,470

350	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2007A, 4.200%, 2/01/25 – AGM Insured	2/17 at 100.00	Aa2	368,795

1,200	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/20	2/18 at 100.00	Aa2	1,336,212

1,000	Chaska Independent School District 112, Carver County, Minnesota, General Obligation Bonds, Series 2007A, 4.250%, 2/01/19 – NPFG Insured	2/17 at 100.00	Aa2	1,100,420

450	Chatfield Independent School District 227, Olmstead County, Minnesota, General Obligation Bonds, Series 2007A, 4.000%, 2/01/18 – AGM Insured	No Opt. Call	AA+	509,049

	Dakota County Community Agency, Minnesota, Governmental Housing Development General Obligation Bonds, Senior Housing Facilities, Series 2007A:
510	4.375%, 1/01/19	7/17 at 100.00	AAA	568,599
215	4.500%, 1/01/20	7/17 at 100.00	AAA	240,493

1,185	Duluth Independent School District 709, Saint Louis County, Minnesota, General Obligation Bonds, Series 2008A, 4.250%, 2/01/22 – AGM Insured	2/18 at 100.00	Aa2	1,292,408

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

	Duluth, Minnesota, General Obligation Bonds, DECC Improvement Series 2008A:
$1,160	4.500%, 2/01/21	2/18 at 100.00	Aa2	$1,307,482
465	4.500%, 2/01/22	2/18 at 100.00	Aa2	524,120
1,100	4.625%, 2/01/24	2/18 at 100.00	Aa2	1,220,494

665	Farmington Independent School District 192, Dakota County, Minnesota, General Obligation Bonds, School Building Refunding Series 2012D, 2.000%, 6/01/19	No Opt. Call	Aa2	681,100

	Fridley Independent School District 14, Anoka County, Minnesota, General Obligation Bonds, Series 2012B:
1,000	3.000%, 2/01/23	No Opt. Call	Aa2	1,039,500
1,025	3.000%, 2/01/26	No Opt. Call	Aa2	1,027,296

455	Greenway Independent School District 316, Itasca County, Minnesota, General Obligation Bonds, Alternate Facilities, Series 2011C, 4.250%, 2/01/25	2/19 at 100.00	AA+	492,101

	Independent School Distirct 621, Mounds View, Minnesota, General Obligation Bonds, Crossover Refunding Series 2009A:
625	3.250%, 2/01/17	No Opt. Call	Aa2	682,288
750	4.000%, 2/01/22	2/19 at 100.00	Aa2	848,243

1,000	Independent School District 284, Wayzata, Hennepin County, Minnesota, General Obligation Bonds, Alternative Facilities Series 2012A, 3.000%, 2/01/23	2/21 at 100.00	AAA	1,051,670

2,025	Independent School District 833, South Washington County, Minnesota, General Obligation Bonds, Crossover Refunding School Building Series 2010A, 4.000%, 2/01/22	2/19 at 100.00	AA+	2,239,164

	Mankato, Minnesota, General Obligation Bonds, Improvement Series 2009A:
765	3.500%, 2/01/18	No Opt. Call	AA	846,442
775	3.500%, 2/01/19	2/18 at 100.00	AA	848,625

1,135	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Series 2007, 4.000%, 2/01/18	2/15 at 100.00	AA+	1,191,183

1,000	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2007-2A, 5.125%, 6/01/22 (Alternative Minimum Tax)	6/17 at 100.00	A+	1,074,070

2,080	Minnesota State, General Obligation Bonds, Refunding Series 2008C, 5.000%, 8/01/19	No Opt. Call	AA+	2,536,227

	Moorhead, Minnesota, General Obligation Bonds, Flood Mitigation Series 2012A:
625	3.000%, 2/01/23 – AMBAC Insured	2/22 at 100.00	Aa3	641,169
715	3.000%, 2/01/26 – AMBAC Insured	2/22 at 100.00	Aa3	701,093

	Moorhead, Minnesota, General Obligation Bonds, Improvement Refunding Series 2012C:
600	3.000%, 2/01/20 – AMBAC Insured	No Opt. Call	Aa3	639,636
425	3.000%, 2/01/23	2/22 at 100.00	Aa3	435,995
805	3.000%, 2/01/24 – AMBAC Insured	2/22 at 100.00	Aa3	813,573

	Moorhead, Minnesota, General Obligation Bonds, Improvement Refunding Series 2012D:
535	4.000%, 2/01/21	No Opt. Call	Aa3	603,512
800	3.000%, 2/01/23 – AGM Insured	2/22 at 100.00	Aa3	830,864

1,180	Osseo Independent School District 279 Hennepin County, Minnesota, General Obligation Bonds, Series 2010A, 4.000%, 2/01/21	8/18 at 100.00	AA+	1,300,336

620	OtterTail County, Minnesota, General Obligation Bonds, Disposal System – Prairie Lakes Municipal Authority, Series 2011, 4.750%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	AA+	691,083

1,605	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 6.000%, 7/01/14 – NPFG Insured	No Opt. Call	A	1,666,744

Nuveen Investments	33

Portfolio of Investments

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/17 – SYNCORA GTY Insured	No Opt. Call	BBB–	$1,065,280

1,000	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/18	No Opt. Call	BBB–	1,070,260

600	Puerto Rico, General Obligation Bonds, Public Improvement Series 2008A, 5.500%, 7/01/18	No Opt. Call	BBB–	642,156

520	Ramsey County, Minnesota, General Obligation Bonds, Capital Improvement, Refunding Series 2010A, 4.000%, 2/01/18	No Opt. Call	AAA	591,453

1,040	Ramsey, Minnesota, General Obligation Bonds, Capital Improvement Plan Series 2012A, 3.000%, 12/15/26	12/21 at 100.00	AA+	1,034,935

500	Robbinsdale Independent School District 281, Hennepin County, Minnesota, General Obligation Bonds, Series 2008B, 4.500%, 2/01/21	2/18 at 100.00	Aa2	556,670

1,140	Rochester, Minnesota, General Obligation Waste Water Bonds, Series 2007A, 4.000%, 12/01/18	6/17 at 100.00	AAA	1,271,237

1,000	Rockford Independent School District 883, Wright County, Minnesota, General Obligation Bonds, School Building Series 2013A, 3.000%, 2/01/27	2/22 at 100.00	AA+	986,060

1,135	Roseville, Minnesota, General Obligation Bonds, Series 2012A, 3.000%, 3/01/27	No Opt. Call	Aaa	1,139,109

1,000	Saint Cloud, Minnesota, General Obligation Bonds, Library Sales Tax Series 2006B, 4.000%, 2/01/18 – AGM Insured	2/16 at 100.00	AA+	1,077,170

	Saint Peter, Minnesota, General Obligation Bonds, Hospital Crossover, Refunding Series 2010A:
550	3.000%, 9/01/18 – AGM Insured	No Opt. Call	AA–	585,140
515	3.150%, 9/01/19 – AGM Insured	No Opt. Call	AA–	550,926
585	3.300%, 9/01/20 – AGM Insured	9/19 at 100.00	AA–	623,832

	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A:
1,000	5.000%, 2/01/23	No Opt. Call	Aa2	1,229,700
1,065	3.000%, 2/01/24	No Opt. Call	Aa2	1,096,652

400	Todd, Morrison, Cass and Wadena Counties United Hospital District, Minnesota, General Obligation Bonds, Lakewood Health System, Series 2004, 4.000%, 12/01/13	No Opt. Call	A2	407,560

	Wadena-Deer Creek Independent School District2155, Wadena, Otter Tail, and Todd Counties, Minnesota, General Obligation bonds, Series 2010,:
430	4.000%, 2/01/18	2/17 at 100.00	AA+	474,849
410	4.000%, 2/01/19	2/17 at 100.00	AA+	449,040

640	Wright County, Minnesota, General Obligation Bonds, Jail Series 2007A, 4.500%, 12/01/20	12/17 at 100.00	AA+	716,083
57,360	Total Tax Obligation/General			63,259,279
	Tax Obligation/Limited – 6.5%

1,910	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,171,937

780	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	856,066

	Hennepin County, Minnesota, Sales Tax Revenue Bonds, Ballpark Project, Second Lien Series 2008B:
690	4.375%, 12/15/22	12/17 at 100.00	AA+	775,733
1,000	5.000%, 12/15/29	12/17 at 100.00	AA+	1,140,200

	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2006-1A:
480	4.550%, 12/01/13 (Alternative Minimum Tax)	No Opt. Call	A+	487,171
505	4.625%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	A+	526,609

2,020	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2010-2A, 4.625%, 12/01/20	No Opt. Call	A+	2,270,238

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006:
$1,000	5.200%, 2/01/22	2/14 at 100.00	N/R	$1,001,550
400	5.350%, 2/01/30	2/14 at 100.00	N/R	393,904

1,040	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2004, 5.000%, 2/01/17	8/13 at 100.00	N/R	1,044,805

570	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.300%, 2/01/21	2/14 at 100.00	N/R	570,068

1,185	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.250%, 8/01/27	8/21 at 100.00	AA	1,354,965

1,175	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2012B, 5.000%, 3/01/29	No Opt. Call	AA	1,362,953

1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2004, 4.250%, 1/01/15	1/14 at 100.00	Aa2	1,019,230

	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Faility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008:
180	4.500%, 12/01/19	12/17 at 100.00	AA+	201,647
290	4.500%, 12/01/20	12/17 at 100.00	AA+	321,291

315	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/16	No Opt. Call	N/R	332,555

	Stevens County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2009A:
315	4.000%, 2/01/18	No Opt. Call	A+	343,983
325	4.000%, 2/01/19	No Opt. Call	A+	357,058
340	4.100%, 2/01/20	No Opt. Call	A+	377,465

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
640	5.000%, 10/01/20	No Opt. Call	BBB+	730,912
975	5.000%, 10/01/29	10/20 at 100.00	BBB+	1,064,544
17,135	Total Tax Obligation/Limited			18,704,884
	Transportation – 5.5%

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009A:
1,000	4.000%, 1/01/19	No Opt. Call	AA–	1,121,160
1,000	5.000%, 1/01/20	1/19 at 100.00	AA–	1,158,580
500	5.000%, 1/01/21	1/19 at 100.00	AA–	577,575

850	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2007B, 5.000%, 1/01/22 – FGIC Insured	1/17 at 100.00	A	962,787

2,145	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2005B, 5.000%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/15 at 100.00	A	2,292,254

2,330	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 5.000%, 1/01/25	1/21 at 100.00	A	2,682,273

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B:
1,200	5.000%, 1/01/29	1/22 at 100.00	A	1,367,244
2,000	5.000%, 1/01/30	1/22 at 100.00	A	2,269,080

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
805	4.000%, 8/01/21	8/18 at 102.00	A+	879,937
895	4.125%, 8/01/23	8/18 at 102.00	A+	964,005
935	4.250%, 8/01/24	8/18 at 102.00	A+	1,006,827
575	4.250%, 8/01/25	8/18 at 102.00	A+	610,409
14,235	Total Transportation			15,892,131

Nuveen Investments	35

Portfolio of Investments

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 3.8% (4)

	Andover Economic Development Authority, Minnesota, Public Facility Lease Revenue Bonds, Andover Community Center, Series 2004:
$730	5.000%, 2/01/19 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	$752,718
495	5.000%, 2/01/19 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	510,404

610	Anoka County, Minnesota, General Obligation Bonds, Capital Improvement, Series 2007A, 4.100%, 2/01/18 (Pre-refunded 2/01/15)	2/15 at 100.00	Aa1 (4)	647,259

	Bemidji, Minnesota, Health Care Facilities First Mortgage Revenue Bonds, North Country Health Services, Refunding Series 2006:
500	5.000%, 9/01/17 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	566,510
1,050	5.000%, 9/01/18 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	1,189,671
1,110	5.000%, 9/01/19 (Pre-refunded 9/01/16)	9/16 at 100.00	N/R (4)	1,257,652

	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004:
2,045	5.375%, 2/15/22 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	2,118,375
185	5.250%, 2/15/28 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	191,475

345	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006, 4.500%, 11/01/13 (ETM)	No Opt. Call	N/R (4)	350,537

1,155	Marshall, Minnesota, Revenue Bonds, Avera Marshall Regional Medical Center, Series 2006, 4.750%, 11/01/20 (Pre-refunded 11/01/15)	11/15 at 100.00	BBB+ (4)	1,257,807

515	Moorhead, Minnesota, General Obligation Bonds, Improvement Refunding Series 2012C, 3.000%, 2/01/25 – AGM Insured (ETM)	2/22 at 100.00	Aa3 (4)	514,562

465	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 4.500%, 2/01/16 (ETM)	No Opt. Call	BBB+ (4)	511,291

385	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A, 4.500%, 2/01/17 (Pre-refunded 2/01/16)	2/16 at 100.00	BBB+ (4)	423,327

495	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1993X, 5.500%, 7/01/13 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	497,173

200	Zumbrota-Mazeppa Independent School District 2805, Wabasha County, Minnesota, General Obligation Bonds, Alternate Facilities Series 2008A, 4.000%, 2/01/19 (Pre-refunded 2/01/18)	2/18 at 100.00	AA+ (4)	223,752
10,285	Total U.S. Guaranteed			11,012,513
	Utilities – 11.4%

775	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/20	1/15 at 100.00	A–	903,945

1,010	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 4.200%, 10/01/15	No Opt. Call	A3	1,087,629

2,230	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22 – RAAI Insured	7/14 at 100.00	A	2,277,031

	Guam Power Authority, Revenue Bonds, Series 2012A:
1,140	5.000%, 10/01/25 – AGM Insured	10/22 at 100.00	AA–	1,321,841
580	5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA–	666,287

	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A:
750	4.000%, 12/01/20	No Opt. Call	A1	843,225
500	5.000%, 12/01/25	12/22 at 100.00	A1	587,020
670	5.000%, 12/01/26	12/22 at 100.00	A1	780,456

500	Litchfield, Minnesota, Electric Utility Revenue Bonds, Series 2009C, 5.000%, 2/01/29 – AGC Insured	2/18 at 100.00	AA–	543,110

	Marshall, Minnesota, Public Utility Revenue Bonds, Series 2009A:
315	3.500%, 7/01/16 – AGC Insured	No Opt. Call	AA–	336,767
275	3.500%, 7/01/17 – AGC Insured	No Opt. Call	AA–	297,957
340	3.750%, 7/01/18 – AGC Insured	No Opt. Call	AA–	375,289

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2007:
$420	4.125%, 10/01/17	No Opt. Call	A3	$468,796
1,000	5.250%, 10/01/22	10/17 at 100.00	A3	1,161,710

300	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/14	No Opt. Call	A3	318,228

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A:
460	5.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A–	522,601
1,050	5.000%, 1/01/19 – AGC Insured	1/18 at 100.00	AA–	1,209,411

2,155	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A, 5.000%, 1/01/21 – AGC Insured	1/18 at 100.00	AA–	2,471,871

2,915	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/20	No Opt. Call	A–	3,454,829

	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B:
350	5.000%, 12/01/25	12/23 at 100.00	Aa3	424,897
275	5.000%, 12/01/27	12/23 at 100.00	Aa3	328,490
355	5.000%, 12/01/28	12/23 at 100.00	Aa3	420,831
1,010	4.000%, 12/01/38	12/23 at 100.00	Aa3	1,032,190
615	5.000%, 12/01/43	12/23 at 100.00	Aa3	693,462

295	Shakopee Public Utilities Commission, Minnesota, Public Utilities Crossover Refunding Revenue Bonds, Series 2006A, 4.250%, 2/01/18 – AGM Insured	2/15 at 100.00	A2	311,700

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
3,500	0.000%, 1/01/20 – NPFG Insured	No Opt. Call	A+	3,037,405
5,000	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	4,146,050

2,120	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 2002A, 5.250%, 1/01/14 – AMBAC Insured	No Opt. Call	A+	2,182,434

725	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Refunding Series 2012A, 3.000%, 1/01/28	1/23 at 100.00	Aa3	704,910
31,630	Total Utilities			32,910,372
	Water and Sewer – 0.3%

500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/16 – AGC Insured	No Opt. Call	AA–	530,510

275	Saint Paul, Minnesota, Sewer Revenue Bonds, Series 2012C, 3.000%, 12/01/23	6/20 at 100.00	AAA	281,309
775	Total Water and Sewer			811,819
$263,225	Total Municipal Bonds (cost $267,717,535)			285,872,949

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 0.3%

	Money Market Funds – 0.3%

827,194	Federated Minnesota Municipal Cash Trust, 0.010% (5)			$827,194
	Total Short-Term Investments (cost $827,194)			827,194
	Total Investments (cost $268,544,729) – 99.3%			286,700,143
	Other Assets Less Liabilities – 0.7%			2,115,918
	Net Assets – 100%			$288,816,061

Nuveen Investments	37

Portfolio of Investments

Nuveen Minnesota Intermediate Municipal Bond Fund (continued)

May 31, 2013

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments

Nuveen Minnesota Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	MUNICIPAL BONDS – 99.1%

	Consumer Staples – 0.8%

$1,800	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	7/20 at 100.00	BBB+	$2,007,684
	Education and Civic Organizations – 18.5%

660	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43	No Opt. Call	BBB–	673,424

1,500	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	BB	1,608,720

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008, 5.750%, 8/01/42	8/16 at 102.00	BB	1,026,380

800	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	BB+	959,024

	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A:
220	5.000%, 12/01/32	No Opt. Call	BBB–	229,812
785	5.000%, 12/01/43	No Opt. Call	BBB–	801,673

1,750	Duluth Housing & Redevelopment Authority, Lease Revenue Bonds, Minnesota Duluth Public Schools Academy, Series 2010A, 5.600%, 11/01/30	11/18 at 102.00	BBB–	1,871,678

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
150	4.250%, 8/01/20	8/18 at 100.00	BBB	157,562
4,100	4.875%, 8/01/25	8/18 at 100.00	BBB	4,214,349

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,725	5.500%, 5/01/26	5/17 at 100.00	N/R	1,813,406
820	5.500%, 5/01/27	5/17 at 100.00	N/R	860,820
1,500	5.500%, 5/01/37	5/17 at 100.00	N/R	1,564,185

275	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2011-7M, 5.125%, 3/01/36	3/20 at 100.00	Baa1	293,714

1,835	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2011-7J , 6.300%, 12/01/40	12/19 at 100.00	Baa2	2,073,917

	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Scholastica, Inc., Series 2012-7R:
500	4.250%, 12/01/27	12/22 at 100.00	Baa2	517,665
500	4.000%, 12/01/32	12/22 at 100.00	Baa2	503,740

1,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7-B, 5.000%, 10/01/31	10/19 at 100.00	A3	1,117,290

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1:
625	6.000%, 10/01/32	10/21 at 100.00	Baa2	729,438
2,000	6.000%, 10/01/40	10/21 at 100.00	Baa2	2,280,220

30	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/26	5/15 at 100.00	Baa2	30,689

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Series 2012-7Q:
325	5.000%, 10/01/25	10/22 at 100.00	Baa1	366,204
280	5.000%, 10/01/26	10/22 at 100.00	Baa1	313,953
210	5.000%, 10/01/27	10/22 at 100.00	Baa1	233,825

115	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 5.000%, 10/01/39	10/19 at 100.00	A2	125,571

775	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2013-7U, 5.000%, 4/01/19	No Opt. Call	A2	919,654

65	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Series 2010, 5.000%, 11/01/29	No Opt. Call	AA–	71,609

Nuveen Investments	39

Portfolio of Investments

Nuveen Minnesota Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	Minnesota State Colleges and University, General Fund Revenue Bonds, Series 2013A:
$2,420	4.000%, 10/01/28	10/22 at 100.00	Aa2	$2,592,231
1,000	3.000%, 10/01/33	10/22 at 100.00	Aa2	921,370

1,625	Moorhead, Minnesota, Golf Course Revneue Refunding Bonds, Series 1998B, 5.875%, 12/01/21	8/13 at 100.00	N/R	1,626,105

1,115	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A, 4.400%, 12/01/33	12/20 at 100.00	N/R	1,092,131

1,695	Saint Paul Housing & Redevelopment Authority , Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,755,749

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.625%, 9/01/42	9/21 at 100.00	BBB–	1,701,210

1,450	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	No Opt. Call	BB+	1,447,666

2,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Educational Facility Revenue Refunding Bonds, Saint Paul Academy and Summit School Project, Series 2007, 5.000%, 10/01/24	10/17 at 100.00	A3	2,163,020

2,550	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Community of Peace Academy Project, Series 2006A, 5.000%, 12/01/36	12/15 at 100.00	BBB–	2,585,853

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A:
185	2.400%, 3/01/17	No Opt. Call	BBB–	185,659
185	2.600%, 3/01/18	No Opt. Call	BBB–	185,738
640	4.625%, 3/01/43	3/23 at 100.00	BBB–	635,354

	St. Paul Housing and Redevelopment Authority, Minnesota, Perfromaing Arts Facility Reveeue Bonds, Ordway Center for the Performing Arts, Series 2012:
330	1.950%, 7/01/16	No Opt. Call	N/R	330,053
200	2.050%, 7/01/17	No Opt. Call	N/R	200,008
1,035	2.200%, 7/01/18	No Opt. Call	N/R	1,032,040

1,540	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29	12/20 at 100.00	Aa1	1,834,371

2,000	University of Minnesota, General Revenue Bonds, Series 2013A, 4.000%, 2/01/32	2/23 at 100.00	Aa1	2,151,880
45,015	Total Education and Civic Organizations			47,798,960
	Health Care – 18.1%

2,470	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	N/R	2,568,430

	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
250	4.000%, 4/01/22	No Opt. Call	BBB	266,270
500	4.000%, 4/01/27	4/22 at 100.00	BBB	508,555
760	4.000%, 4/01/31	4/22 at 100.00	BBB	763,625

2,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.750%, 7/01/40	7/20 at 100.00	A–	2,781,300

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007:
$25	5.000%, 5/01/20	5/17 at 100.00	Baa1	$26,999
1,800	4.500%, 5/01/23	5/17 at 100.00	Baa1	1,858,320
1,000	5.250%, 5/01/25	5/17 at 100.00	Baa1	1,050,360
135	5.250%, 5/01/37	5/17 at 100.00	Baa1	139,892

250	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2005, 5.000%, 9/01/29	9/15 at 100.00	Baa1	253,940

	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
70	6.000%, 11/15/18	No Opt. Call	A	78,929
3,215	6.625%, 11/15/28	11/18 at 100.00	A	3,898,573
245	6.750%, 11/15/32	11/18 at 100.00	A	295,727

685	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–	832,542

130	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA–	141,090

2,435	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2010A, 5.250%, 8/15/35	8/20 at 100.00	A+	2,734,675

1,005	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/30 – AGC Insured	2/20 at 100.00	AA–	1,089,048

135	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	2/18 at 100.00	AA–	142,121

125	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	8/13 at 100.00	A	125,491

1,000	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	8/13 at 100.00	N/R	1,001,890

1,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2010, 5.875%, 7/01/30	7/20 at 100.00	A–	1,945,004

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2008D:
25	5.375%, 5/01/31 – AGC Insured	5/19 at 100.00	A1	27,422
60	5.500%, 5/01/39 – AGC Insured	5/19 at 100.00	A1	64,868

1,045	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	A1	1,163,075

1,235	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2008C, 5.750%, 7/01/30	7/18 at 100.00	A	1,371,529

	Saint Louis Park, Minnesota, Health Care Facilities Revenue Refunding Bonds, Park Nicollet Health Services, Series 2009:
15	5.500%, 7/01/29	7/19 at 100.00	A	16,583
2,625	5.750%, 7/01/39	7/19 at 100.00	A	2,922,439

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A2	2,164,360

3,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	3,385,798

300	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-2, 5.500%, 11/15/24	No Opt. Call	AA–	351,645

2,060	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Gillette Children’s Specialty Healthcare Project, Series 2009, 5.000%, 2/01/29	2/19 at 100.00	A–	2,176,781

Nuveen Investments	41

Portfolio of Investments

Nuveen Minnesota Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$900	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30	5/15 at 100.00	BB+	$943,443

1,800	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,891,368

1,375	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/16 at 100.00	N/R	1,388,736

2,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	A–	2,023,360

500	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Regions Hospital, Series 1998, 5.250%, 5/15/18	8/13 at 100.00	A2	501,430

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
170	6.000%, 11/15/25	11/15 at 100.00	BBB–	182,182
1,100	6.000%, 11/15/30	11/15 at 100.00	BBB–	1,174,448

	Winona, Minnesota, Health Care Facilities Revenue Bonds, Winona Health Obligated Group, Refunding Series 2012:
500	3.750%, 7/01/21	No Opt. Call	BBB–	529,875
350	4.000%, 7/01/22	7/21 at 100.00	BBB–	364,854
1,270	4.500%, 7/01/24	7/21 at 100.00	BBB–	1,340,396
500	5.000%, 7/01/34	7/21 at 100.00	BBB–	518,995
43,385	Total Health Care			47,006,368
	Housing/Multifamily – 3.4%

1,935	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Mortgage Loan Multifamily Housing Revenue Bonds, Ebenezer Project, Series 2000, 5.900%, 4/20/42	8/13 at 100.00	Aa1	1,938,328

2,000	Maplewood, Minnesota, Mutifamily Housing Revenue Refunding Bonds, Carefree Cottages of Maplewood III Project, Series 2004, 4.800%, 4/15/34 (Mandatory put 4/15/19) (Alternative Minimum Tax)	4/14 at 100.00	Aaa	2,040,980

850	Minneapolis, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Vantage Flats Project, Series 2007, 5.200%, 10/20/48 (Alternative Minimum Tax)	10/15 at 100.00	Aaa	871,522

1,350	Minneapolis, Minnesota, Multifamily Housing Revenue Bonds, Keeler Apartments, Series 2007A, 5.000%, 10/01/37	10/15 at 102.00	N/R	1,338,647

2,500	Rochester, Minnesota, Multifamily Housing Revenue Bonds, Essex Place Apartments Project, Series 2012A, 3.750%, 6/01/29	6/22 at 100.00	Aaa	2,600,825
8,635	Total Housing/Multifamily			8,790,302
	Housing/Single Family – 3.2%

110	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Home Program, Market Series 2011B, 4.100%, 12/01/29	6/21 at 100.00	AA+	117,999

202	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	208,602

765	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2007A-2, 5.520%, 3/01/41 (Alternative Minimum Tax)	5/17 at 102.00	AA+	818,955

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011B:
90	4.000%, 7/01/21	No Opt. Call	Aaa	99,097
5	5.000%, 1/01/31	7/21 at 100.00	Aaa	5,360

	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D:
45	4.375%, 7/01/26	7/21 at 100.00	Aaa	47,358
685	4.700%, 1/01/31	7/21 at 100.00	Aaa	729,114

25	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011E, 4.000%, 7/01/26	7/21 at 100.00	Aaa	26,875

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)

$45	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2006Q, 5.250%, 7/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AA+	$47,228

3,050	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007D, 4.700%, 7/01/27 (Alternative Minimum Tax)	7/16 at 100.00	AA+	3,149,064

70	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%, 7/01/38 (Alternative Minimum Tax)	7/16 at 100.00	AA+	71,861

10	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007L, 5.100%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AA+	10,663

5	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2008B, 5.650%, 7/01/33 (Alternative Minimum Tax)	1/18 at 100.00	AA+	5,252

1,350	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2012C, 3.850%, 1/01/29	1/22 at 100.00	AA+	1,399,761

1,500	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 3.900%, 7/01/43 (WI/DD, Settling 6/20/13)	1/23 at 100.00	AA+	1,471,275
7,957	Total Housing/Single Family			8,208,464
	Industrials – 1.7%

4,500	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	4,429,080
	Long-Term Care – 7.5%

1,500	Anoka County Housing and Redevelopment Authority, Minnesota, Health Care Facility Care Center Project, Series 2010D, 6.750%, 11/01/36	11/15 at 102.00	N/R	1,583,145

	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011:
500	4.750%, 11/01/31	11/19 at 100.00	A3	525,790
1,600	5.000%, 11/01/41	11/19 at 100.00	A3	1,711,664

835	Cottage Grove, Minnesota, Senior Housing Revenue Bonds, PHS/Cottage Grove, Inc., Project, Series 2006A, 5.000%, 12/01/31	12/14 at 100.00	N/R	840,686

2,000	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 4.750%, 11/15/28	11/22 at 100.00	N/R	2,024,280

1,620	Moorhead, Minnesota, Senior Housing Facility Revenue Bonds, Sheyenne Crossings Project, Series 2006, 5.650%, 4/01/41	4/14 at 101.00	N/R	1,637,399

1,095	New Hope, Minnesota, Housing and Health Care Facilities Revenue Bonds, Minnesota Masonic Home North Ridge Project, Series 1999, 5.750%, 3/01/15	8/13 at 100.00	N/R	1,096,785

1,100	Saint Paul Housing & Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	10/17 at 100.00	N/R	1,104,356

2,086	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revneue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	4/17 at 100.00	N/R	2,137,697

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	No Opt. Call	N/R	989,340

700	Sartell, Minnesota, Health Care and Housing Facilities Revenue Bonds, Country Manor Campus LLC Project, Series 2012A, 5.250%, 9/01/30	9/22 at 100.00	N/R	717,206

1,715	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,729,783

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
260	5.000%, 5/01/23	5/19 at 102.00	N/R	281,991
680	5.000%, 11/01/23	5/19 at 102.00	N/R	737,514
700	5.500%, 11/01/32	5/19 at 102.00	N/R	757,008
330	6.000%, 5/01/47	5/19 at 102.00	N/R	361,182

Nuveen Investments	43

Portfolio of Investments

Nuveen Minnesota Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$1,200	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46	9/19 at 100.00	N/R	$1,295,184
18,921	Total Long Term Care			19,531,010
	Tax Obligation/General – 17.2%

1,545	Bemidji Independent School District 31, Beltrami County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 4/01/19	No Opt. Call	AA+	1,855,051

10,000	Bemidji, Minnesota, General Obligation Bonds, Refunding Sales Tax Series 2011, 6.000%, 2/01/41	2/21 at 100.00	Aa3	12,052,000

1,000	Buffalo-Hanover-Montrose Independent School District 877, Minnesota, General Obligation Bonds, Refunding Series 2012A, 4.000%, 2/01/23	2/22 at 100.00	Aa2	1,131,030

1,430	Burnsville Independent School District 191, Dakota and Scott Counties, Minnesota, General Obligation Bonds, Series 2008A, 4.500%, 2/01/22	2/18 at 100.00	Aa2	1,604,703

100	Fertile Economic Development Authority, Minnesota, General Obligation of the City, Housing Development Reveue Bonds, Series 2012A, 4.000%, 12/01/35	12/22 at 100.00	A	103,154

1,000	Hennepin County, Minnesota, General Obligation Bonds, Refunding Series 2013A, 5.000%, 12/01/19	No Opt. Call	AAA	1,227,680

380	Independent School District 625, St. Paul, Minnesota, General Obligation Bonds, School Building Series 2011A, 4.000%, 2/01/32	2/21 at 100.00	AA+	401,436

	Jackson County, Minnesota, General Obligation Bonds, Capital Improvement Plan Series 2013A:
625	3.000%, 2/01/30	2/20 at 100.00	AA–	590,700
645	3.000%, 2/01/31	2/20 at 100.00	AA–	595,916

2,000	Lakeville Independent School District 194, Dakota County, Minnesota, General Obligation Bonds, Refunding Series 2012D, 5.000%, 2/01/20	No Opt. Call	Aa2	2,408,880

1,270	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Alternate Facility Series 2012B, 3.000%, 2/01/30	2/21 at 100.00	AA+	1,208,075

545	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2012A, 3.000%, 2/01/29	2/21 at 100.00	AA+	524,137

610	Minneapolis-Saint Paul Metropolitan Council, Minnesota, General Obligation Wastewater Revenue Bonds, Refunding Series 2012E, 5.000%, 9/01/24	9/22 at 100.00	AAA	748,879

2,000	Minneapolis-Saint Paul Metropolitan Council, Minnesota, General Obligation Wastewater Revenue Bonds, Refunding Series 2012I, 3.000%, 3/01/26	No Opt. Call	AAA	2,032,640

2,000	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2012B, 5.000%, 8/01/21	No Opt. Call	AA+	2,484,600

3,250	Minnesota State, General Obligation Bonds, Various Purpose Series 2012A, 3.000%, 8/01/31	8/22 at 100.00	AA+	3,026,563

310	Moorhead, Minnesota, General Obligation Bonds, Improvement Series 2012F, 3.000%, 2/01/29	2/22 at 100.00	Aa3	296,301

650	Pine County, Minnesota, General Obligation Bonds, Capital Improvment Plan Series 2012A, 4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA–	737,172

420	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1999, 5.250%, 7/01/18 – NPFG Insured	No Opt. Call	A	444,721

335	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/18	No Opt. Call	BBB–	358,537

285	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	303,915

125	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	BBB–	132,624

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$100	Puerto Rico, General Obligation Bonds, Public improvement Series 2007A, 5.000%, 7/01/19	No Opt. Call	BBB–	$102,782

1,250	Puerto Rico, General Obligation Bonds, Series 2004A, 5.000%, 7/01/29	7/14 at 100.00	BBB–	1,211,663

2,500	Rockford Independent School District 883, Wright County, Minnesota, General Obligation Bonds, School Building Series 2013A, 3.000%, 2/01/27	2/22 at 100.00	AA+	2,465,150

	Shakopee Independent School District 720, Scott County, Minnesota, General Obligation Bonds, Series 2013A:
535	5.000%, 2/01/21	No Opt. Call	Aa2	650,795
1,065	3.000%, 2/01/24	No Opt. Call	Aa2	1,096,652

250	Sherburn Economic Development Authority, Minnesota, General Obligation Bonds, Housing Development Series 2012C, 4.500%, 2/01/38	2/18 at 100.00	A+	254,780

	Thief River Falls Independent School District 564, Minnesota, General Obligation Bonds, Series 2012A:
2,110	4.000%, 2/01/31	2/22 at 100.00	Aa2	2,252,467
1,000	4.000%, 2/01/33	2/22 at 100.00	Aa2	1,057,380

1,250	Willmar, Minnesota, General Obligation Revenue Refunding Bonds, Rice Memorial Hospital Project, Series 2012A, 3.000%, 2/01/29	2/21 at 100.00	Aa2	1,193,000
40,585	Total Tax Obligation/General			44,553,383
	Tax Obligation/Limited – 5.1%

	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A:
2,000	0.000%, 2/01/27 – AGM Insured	2/22 at 100.00	Aa2	1,196,440
2,840	0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	1,615,222

2,000	Duluth Independent School District 709, Minnesota, Certificates of Participation, Series 2008B, 4.000%, 2/01/19	No Opt. Call	AA+	2,274,280

585	Lakeville Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Ice Arena Project, Series 2006, 4.625%, 2/01/32	2/17 at 100.00	Aa3	611,658

400	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2005, 5.650%, 2/01/27	2/14 at 100.00	N/R	394,724

2,850	Minnesota State, General Fund Appropriation Refunding Bonds, Series 2012B, 5.000%, 3/01/29	No Opt. Call	AA	3,305,886

100	Mountain Lake, Minnesota, General Obligation Tax Increment Bonds, Series 2012B, 4.200%, 2/01/29	2/18 at 100.00	A	100,945

	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2013A:
1,015	4.000%, 2/01/22	No Opt. Call	A1	1,114,318
1,055	4.000%, 2/01/23	No Opt. Call	A1	1,153,885

500	Saint Paul Housing and Redevelopment Authority, Minnesota, Recreational Faility Lease Revenue Bonds, Jimmy Lee Recreational Center, Series 2008, 4.750%, 12/01/26	12/17 at 100.00	AA+	537,815

	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
150	5.000%, 9/01/26	No Opt. Call	N/R	157,245
800	5.000%, 3/01/29	No Opt. Call	N/R	832,728

25	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+	27,478
14,320	Total Tax Obligation/Limited			13,322,624
	Transportation – 5.6%

1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	1,073,950

4,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/20 (Alternative Minimum Tax)	1/19 at 100.00	AA–	4,572,680

Nuveen Investments	45

Portfolio of Investments

Nuveen Minnesota Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$3,180	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2007B, 4.500%, 1/01/32 – FGIC Insured	1/17 at 100.00	A	$3,288,184

110	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A	115,685

110	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2011A, 3.500%, 1/01/24	1/21 at 100.00	A	114,242

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien, Refunding Series 2012B:
275	5.000%, 1/01/28	No Opt. Call	A	315,109
2,000	5.000%, 1/01/31	1/22 at 100.00	A	2,264,280

	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A:
1,070	5.000%, 8/01/30	8/18 at 102.00	A+	1,186,373
1,500	5.000%, 8/01/35	8/18 at 102.00	A+	1,621,680
13,245	Total Transportation			14,552,183
	U.S. Guaranteed – 3.2% (4)

	Andover Economic Development Authority, Minnesota, Public Facility Lease Revenue Bonds, Andover Community Center, Series 2004:
5	5.125%, 2/01/24 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	5,160
5	5.125%, 2/01/24 (Pre-refunded 2/01/14)	2/14 at 100.00	AA (4)	5,160

1,065	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.250%, 2/15/28 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	1,102,275

	Marshall, Minnesota, Revenue Bonds, Weiner Memorial Medical Center, Series 2003A:
305	5.250%, 11/01/16 (Pre-refunded 11/01/13)	11/13 at 100.00	N/R (4)	310,743
875	5.850%, 11/01/23 (Pre-refunded 11/01/13)	11/13 at 100.00	N/R (4)	893,655

	Pine County Housing and Redevelopment Authority, Minnesota, Public Project Revenue Bonds, Series 2005A:
1,000	5.000%, 2/01/28 (Pre-refunded 2/01/16)	2/16 at 100.00	BBB+ (4)	1,112,730
1,890	5.000%, 2/01/31 (Pre-refunded 2/01/16)	2/16 at 100.00	BBB+ (4)	2,103,060

2,025	St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet Health Services, Series 2003B, 5.500%, 7/01/25 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	2,138,238

410	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 1983A, 9.750%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	Aaa	488,888
7,580	Total U.S. Guaranteed			8,159,909
	Utilities – 14.2%

1,110	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/42	1/22 at 100.00	A–	1,209,711

15	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Refunding Series 2005A, 5.000%, 10/01/30	10/15 at 100.00	A3	15,973

45	Chaska, Minnesota, Electric Revenue Bonds, Generating Facility Project, Series 2000A, 6.100%, 10/01/30	8/13 at 100.00	A3	45,179

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	255,816

985	Hutchinson, Minnesota, Public Utility Revenue Bonds, Refunding Series 2012A, 3.000%, 12/01/23	12/22 at 100.00	A1	985,197

5,045	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	A3	5,569,983

2,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 1/01/26 – AMBAC Insured	1/18 at 100.00	A–	2,264,120

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2008A:
$475	5.000%, 1/01/18 – AGC Insured	No Opt. Call	AA–	$554,449
75	5.000%, 1/01/20 – AGC Insured	1/18 at 100.00	AA–	85,459

830	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/29	No Opt. Call	BBB+	820,480

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005SS, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	A	2,022,580

	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2013B:
765	5.000%, 12/01/19	No Opt. Call	Aa3	923,822
805	5.000%, 12/01/20	No Opt. Call	Aa3	979,186
250	5.000%, 12/01/26	12/23 at 100.00	Aa3	300,913
470	4.000%, 12/01/38	12/23 at 100.00	Aa3	480,326

	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
1,510	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	A+	1,353,821
1,825	0.000%, 1/01/21 – NPFG Insured	No Opt. Call	A+	1,513,308
65	0.000%, 1/01/22 – NPFG Insured	No Opt. Call	A+	51,526
3,055	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	2,310,710
10,530	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	7,623,720
4,795	0.000%, 1/01/25 – NPFG Insured	No Opt. Call	A+	3,321,492
6,230	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	4,108,992
43,115	Total Utilities			36,796,763
	Water and Sewer – 0.6%

1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	BBB–	1,540,470
$250,558	Total Municipal Bonds (cost $241,124,887)			256,697,200

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 0.2%

	Money Market Funds – 0.2%

579,015	Federated Minnesota Municipal Cash Trust, 0.010% (5)			$579,015
	Total Short-Term Investments (cost $579,015)			579,015
	Total Investments (cost $241,703,902) – 99.3%			257,276,215
	Other Assets Less Liabilities – 0.7%			1,836,228
	Net Assets – 100%			$259,112,443

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments

Nuveen Nebraska Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 100.6%

	Education and Civic Organizations – 19.9%

$990	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	$1,067,309

1,000	Douglas County Hospital Authority 2, Nebraska, Healthcare Revenue Bonds, Boys Town Project, Series 2008, 4.750%, 9/01/28	9/18 at 100.00	AA+	1,071,070

	Douglas County, Nebraska, Educational Facilities Revenue Bonds, Creighton University Projects, Refunding Series 2010A:
1,000	5.600%, 7/01/25	7/20 at 100.00	A3	1,141,150
1,000	5.500%, 7/01/30	7/20 at 100.00	A3	1,126,150

665	Douglas County, Nebraska, Zoo Facilities Revenue Bonds, O’Maha’s Henry Doory Zoo Project, Refunding Series 2005, 4.750%, 9/01/24	4/15 at 100.00	A–	684,910

	Lincoln, Nebraska, Educational Facilities Revenue and Refunding Bonds, Nebraska Wesleyan University Project, Series 2012:
685	3.300%, 4/01/25	4/22 at 100.00	A–	685,664
410	4.000%, 4/01/32	4/22 at 100.00	A–	416,011

500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Seres 2008A, 5.375%, 3/15/39	3/18 at 100.00	AAA	576,065

525	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.450%, 9/01/35	5/21 at 100.00	Aa3	586,982

2,690	Nebraska Educational Finance Authority, Revenue Bonds, Concordia University Project, Refunding Series 2007, 5.000%, 10/01/37	10/15 at 100.00	N/R	2,708,642

1,575	Saline County, Nebraska, Educational Facilities Revenue and Refunding Bonds, Doane College Project, Series 2013A, 3.300%, 2/15/33	2/18 at 100.00	A	1,496,471

	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities Refunding Series 2011:
85	4.000%, 7/01/32	1/22 at 100.00	Aa1	89,446
1,125	5.000%, 7/01/42	1/22 at 100.00	Aa1	1,249,594

1,170	University of Nebraska, Revenue Bonds, Lincoln Student Fees and Facilities, Refunding Series 2012, 4.000%, 7/01/33	7/22 at 100.00	Aa1	1,213,770

1,020	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008, 5.000%, 5/15/33	5/18 at 100.00	Aa1	1,124,887

350	University of Nebraska, Revenue Bonds, Omaha Student Facilities Project, Series 2007, 5.000%, 5/15/32	5/17 at 100.00	Aa1	390,635

500	University of Nebraska, Revenue Bonds, Omaha Student Housing Project, Series 2003, 5.000%, 5/15/23	11/13 at 100.00	Aa1	511,070
15,290	Total Education and Civic Organizations			16,139,826
	Health Care – 11.2%

1,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Refunding Bonds, Children’s Hospital Obligated Group, Series 2008B, 6.000%, 8/15/28	8/17 at 100.00	A2	1,103,710

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008:
345	5.750%, 11/01/28	11/18 at 100.00	BBB+	377,910
1,210	5.500%, 11/01/38	11/18 at 100.00	BBB+	1,284,548

610	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.000%, 6/01/38	6/16 at 100.00	A–	633,814

600	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Jackson County, Schneck Memorial Hospital, Series 2006A, 5.250%, 2/15/30	2/16 at 100.00	A	618,162

	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012:
2,220	4.000%, 11/01/37	No Opt. Call	A–	2,150,891
2,775	5.000%, 11/01/42	No Opt. Call	A–	2,960,315
8,760	Total Health Care			9,129,350

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 0.6%

$445	Omaha Housing Authority, Nebraska, Multifamily Housing Revenue Bonds, GNMA Mortgage Backed Securities Program – Timbercreek Apartments Project, Series 2001, 5.150%, 11/20/22	8/13 at 100.00	N/R	$445,828
	Housing/Single Family – 0.9%

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C:
565	2.550%, 1/01/22 (WI/DD, Settling 6/20/13)	No Opt. Call	AA+	560,683
200	2.750%, 7/01/23 (WI/DD, Settling 6/20/13)	1/23 at 100.00	AA+	198,258
765	Total Housing/Single Family			758,941
	Industrials – 2.3%

1,830	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 1.375%, 9/01/30 (Mandatory put 9/01/15) (Alternative Minimum Tax)	No Opt. Call	A	1,838,747
	Long-Term Care – 7.7%

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.750%, 1/01/26	1/17 at 100.00	N/R	107,739

250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	265,928

900	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	A–	996,219

240	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	248,686

3,385	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.625%, 1/01/40	1/20 at 100.00	A–	3,746,890

600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/25	9/14 at 100.00	A	606,492

220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/23 (WI/DD, Settling 6/07/13)	No Opt. Call	A–	250,666
5,695	Total Long-Term Care			6,222,620
	Tax Obligation/General – 13.5%

350	Douglas County School District 059, Nebraska, General Obligation Bonds, School Building Series 2011B, 4.700%, 12/15/32	5/16 at 100.00	Aa2	375,529

3,050	Douglas County School District 1, Nebraska, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 6/15/24	No Opt. Call	AAA	3,819,119

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
200	5.000%, 6/15/19	No Opt. Call	AA–	237,884
1,000	4.250%, 6/15/29	6/22 at 100.00	AA–	1,076,550
1,025	3.500%, 1/15/33	1/22 at 100.00	AA–	1,012,772

	Omaha, Nebraska, General Obligation Bonds, Convention Center Project, Series 2004:
50	5.250%, 4/01/24	No Opt. Call	AAA	63,631
220	5.250%, 4/01/26	No Opt. Call	AAA	280,020

450	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2008, 5.750%, 10/15/28	10/18 at 100.00	AAA	530,154

	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2013:
575	4.000%, 12/15/20	2/18 at 100.00	AA+	628,395
695	4.000%, 12/15/21	2/18 at 100.00	AA+	752,046

Nuveen Investments	49

Portfolio of Investments

Nuveen Nebraska Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$460	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/18	No Opt. Call	BBB–	$492,320

10	Puerto Rico, General Obligation Bonds, Public improvement Series 2007A, 5.000%, 7/01/28	7/17 at 100.00	BBB–	9,716

1,000	Puerto Rico, General Obligation Bonds, Public Improvement, Series 2011A, 5.750%, 7/01/41	7/21 at 100.00	BBB+	1,026,250

380	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.250%, 7/01/26	7/18 at 100.00	BBB–	379,449

250	Puerto Rico, General Obligation Bonds, Refunding Series 2003C-7, 6.000%, 7/01/27 – NPFG Insured	7/18 at 100.00	A	262,745
9,715	Total Tax Obligation/General			10,946,580
	Tax Obligation/Limited – 9.2%

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	287,976

1,600	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	1,725,472

2,510	Lincoln-West Haymarket Joint Public Agency, Nebraska, General Obligation Facility Bonds, Series 2011, 5.000%, 12/15/42	12/21 at 100.00	AAA	2,808,389

750	Lincoln-Lancaster County, Nebraska, Public Building Commission Tax Supported Lease Rental Revenue Building Bonds, Refunding Series 2005, 4.500%, 10/15/26	4/15 at 100.00	Aaa	778,943

650	Omaha, Nebraska, Special Tax Redevelopment Bonds, Redevelopment 2008, 5.250%, 10/15/28	10/18 at 100.00	AA+	742,658

50	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/17 – AMBAC Insured	No Opt. Call	BBB+	53,274

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/40	8/21 at 100.00	AA–	1,072,970
6,825	Total Tax Obligation/Limited			7,469,682
	U.S. Guaranteed – 1.2% (4)

195	Buffalo County, Nebraska, General Obligation Bonds, Series 2008, 6.000%, 12/15/28 (Pre-refunded 11/20/13) – AGC Insured	11/13 at 102.00	AA– (4)	204,186

500	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2009, 6.000%, 6/15/28 (Pre-refunded 1/12/14)	1/14 at 100.00	AA– (4)	517,725

250	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2003, 5.000%, 9/01/26 (Pre-refunded 9/01/13)	9/13 at 100.00	AA (4)	252,980
945	Total U.S. Guaranteed			974,891
	Utilities – 28.9%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
20	5.250%, 12/01/19	No Opt. Call	A	22,908
800	5.250%, 12/01/21	No Opt. Call	A	922,400

3,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	3,226,770

585	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A2	629,653

235	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	255,816

1,500	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/23	9/22 at 100.00	AA	1,827,525

	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A:
575	5.000%, 4/01/18 – BHAC Insured	No Opt. Call	AA+	679,978
75	5.000%, 4/01/19 – BHAC Insured	No Opt. Call	AA+	89,912
210	5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	237,640

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2012A:
$100	5.000%, 4/01/22	No Opt. Call	A	$120,033
110	5.000%, 4/01/31	4/22 at 100.00	A	124,538

	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2013A:
500	5.000%, 4/01/18	No Opt. Call	A	586,330
500	5.000%, 4/01/19	No Opt. Call	A	591,800
1,000	4.000%, 4/01/36	4/23 at 100.00	A	991,820

520	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/33	1/18 at 100.00	A1	566,982

2,380	Nebraska Public Power District, General Revenue Bonds, Series 2012A, 5.000%, 1/01/34	1/22 at 100.00	A1	2,664,172

110	Nebraska Public Power District, Power Supply System Revenue Bonds, Series 2006A, 5.000%, 1/01/41 – FGIC Insured	1/16 at 100.00	A1	117,263

500	Nebraska Utility Corporation, Facilities Revenue Refunding Bonds, Series 2010, 5.000%, 1/01/22	1/21 at 100.00	Aa1	599,405

	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A:
1,010	5.500%, 2/01/33	2/18 at 100.00	Aa1	1,151,279
1,200	5.500%, 2/01/35	2/18 at 100.00	Aa1	1,367,856

	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011A:
715	4.000%, 2/01/18	No Opt. Call	Aa1	810,910
50	5.000%, 2/01/20	No Opt. Call	Aa1	60,502

920	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2012B, 4.000%, 2/01/27	2/22 at 100.00	Aa1	989,294

10	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Subordinate Lien Series 2005, 4.250%, 2/01/35 – BHAC Insured	8/15 at 100.00	AA+	10,183

1,000	Public Power Generation Agency, Whelan Energy Center Unit 2, Adams County, Nebraska, Revenue Bonds, Series 2007A, 5.000%, 1/01/41 – AMBAC Insured	1/17 at 100.00	A2	1,059,760

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.250%, 7/01/25	7/18 at 100.00	BBB+	1,016,210

1,500	Southern Nebraska Public Power District, Electric System Revenue Bonds, Series 2008, 5.250%, 12/15/28	12/18 at 100.00	AA–	1,747,305

1,000	Twin Valleys Public Power District, Nebraska, Electric System Revenue Bonds, Series 2011, 5.000%, 9/15/35	6/16 at 100.00	N/R	1,043,010
21,125	Total Utilities			23,511,254
	Water and Sewer – 5.2%

500	Lincoln, Nebraska, Sanitary Sewer Revenue Bonds, Refunding Series 2012, 4.000%, 6/15/28	6/22 at 100.00	AA+	534,620

1,000	Lincoln, Nebraska, Water Revenue Bonds, Refunding Series 2013, 5.000%, 8/15/20 (WI/DD, Settling 6/06/13)	No Opt. Call	Aa1	1,221,020

1,395	Omaha, Nebraska, Sanitary Sewage System Revenue Bonds, Series 2011, 4.250%, 11/15/41	11/21 at 100.00	AA	1,457,984

	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
500	5.000%, 7/01/25 – AGC Insured	7/18 at 100.00	AA–	518,230
500	6.000%, 7/01/38	7/18 at 100.00	BBB–	513,489
3,895	Total Water and Sewer			4,245,343
$75,290	Total Municipal Bonds (cost $78,173,555)			81,683,062

Nuveen Investments	51

Portfolio of Investments

Nuveen Nebraska Municipal Bond Fund (continued)

May 31, 2013

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.1%

	Money Market Funds – 1.1%

900,336	First American Tax Free Obligations Fund, Class Z, 0.000% (5)	$900,336
	Total Short-Term Investments (cost $900,336)	900,336
	Total Investments (cost $79,073,891) – 101.7%	82,583,398
	Other Assets Less Liabilities – (1.7)%	(1,364,576)
	Net Assets – 100%	$81,218,822

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

52	Nuveen Investments

Portfolio of Investments

Nuveen Oregon Intermediate Municipal Bond Fund

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 98.3%

	Education and Civic Organizations – 7.4%

$2,350	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2005A, 5.000%, 5/01/22 – RAAI Insured	5/15 at 100.00	BBB	$2,430,629

250	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Series 2009, 5.750%, 5/01/24	5/14 at 100.00	BBB	255,513

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,234,369

	Oregon State Facilities Authority, Revenue Bonds, Lewis & Clark College Project, Refunding Series 2011A:
625	4.000%, 10/01/17	No Opt. Call	A–	684,588
500	5.250%, 10/01/24	10/21 at 100.00	A–	581,480

1,000	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Refunding Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	Baa1	1,040,000

500	Oregon State Facilities Authority, Revenue Bonds, Linfield College, Series 2010A, 4.750%, 10/01/28	10/20 at 100.00	Baa1	543,295

1,000	Oregon State Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.000%, 7/01/29	7/20 at 100.00	Aa2	1,133,230

	Oregon State Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2007A:
1,000	4.250%, 4/01/14	No Opt. Call	BBB+	1,026,690
250	5.000%, 4/01/17	No Opt. Call	BBB+	278,545
2,000	4.500%, 4/01/21	4/18 at 100.00	BBB+	2,154,540

210	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Refunding Series 2010A, 4.000%, 10/01/24	4/20 at 100.00	A	224,723

1,085	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 4.300%, 10/01/21	10/17 at 100.00	A	1,150,491

	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Fin Authority, Higher Ed Rev and Rev Refunding Bonds, University of the Sacred Heart Project, Series 2012:
400	5.000%, 10/01/22	No Opt. Call	BBB	439,712
500	4.000%, 10/01/23	No Opt. Call	BBB	498,720

350	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/21	No Opt. Call	A–	389,120
13,160	Total Education and Civic Organizations			14,065,645
	Health Care – 14.7%

1,035	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/23	8/22 at 100.00	BBB–	1,144,462

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Legacy Health System, Series 2009A, 5.000%, 7/15/21	7/19 at 100.00	A+	1,135,690

250	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Series 2005B, 5.000%, 1/01/16 – AMBAC Insured	No Opt. Call	A2	266,540

1,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008, 7.375%, 1/01/23	1/19 at 100.00	A2	1,842,360

810	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Merle West Medical Center Project, Series 2006, 4.750%, 9/01/20 – AGC Insured	9/16 at 100.00	AA–	864,375

	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012:
855	4.000%, 9/01/24	No Opt. Call	BBB+	885,182
500	3.500%, 9/01/27	No Opt. Call	BBB+	471,030

Nuveen Investments	53

Portfolio of Investments

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,900	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.500%, 8/15/28 – AGM Insured	8/20 at 100.00	AA–	$2,170,598

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Series 2009A:
1,925	5.000%, 9/01/21	9/19 at 100.00	A	2,219,641
495	4.500%, 9/01/21	9/19 at 100.00	A	556,454

1,000	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Sisters of Providence Health System, Series 2004, 5.250%, 10/01/22	10/14 at 100.00	AA	1,063,700

	Oregon Health and Science University, Revenue Bonds, Series 2012A:
1,225	5.000%, 7/01/25	7/22 at 100.00	A+	1,432,846
1,195	5.000%, 7/01/26	7/22 at 100.00	A+	1,386,343

3,000	Oregon Health and Science University, Revenue Bonds, Series 2012E, 4.000%, 7/01/29	No Opt. Call	A+	3,135,990

1,000	Oregon State Facilities Authority, Auction Rate Revenue Bonds, Peacehealth System, Refunding Series 2009A, 5.000%, 11/01/20	11/19 at 100.00	AA–	1,178,690

	Oregon State Facilities Authority, Oregon, Revenue Bonds, Samaritan Health Services, Refunding Series 2010A:
1,250	5.000%, 10/01/19	No Opt. Call	A–	1,456,225
500	5.000%, 10/01/24	10/20 at 100.00	A–	559,345

	Oregon State Facilities Authority, Revenue Bonds, Legacy Health System, Refunding Series 2010A:
2,000	4.250%, 3/15/17	No Opt. Call	A+	2,208,420
1,020	4.750%, 3/15/24	3/20 at 100.00	A+	1,108,924

375	Oregon State Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2011C, 5.000%, 10/01/20	No Opt. Call	AA	452,006

450	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2006A, 5.000%, 8/15/27	8/16 at 100.00	A	473,243

1,520	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Series 2008A, 5.750%, 8/15/23	8/18 at 100.00	A	1,744,170
24,805	Total Health Care			27,756,234
	Housing/Multifamily – 5.2%

	Clackamas County Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Easton Ridge Apartments Project, Series 2013A:
265	4.000%, 9/01/20	No Opt. Call	Aa3	293,111
275	4.000%, 9/01/21	No Opt. Call	Aa3	300,988
285	4.000%, 9/01/22	No Opt. Call	Aa3	309,462
195	4.000%, 9/01/23	3/23 at 100.00	Aa3	209,266

	Oregon State Facilities Authority, Revenue Refunding Bonds, College Housing Northwest Projects, Series 2013:
500	3.750%, 10/01/23 (WI/DD, Settling 7/03/13)	No Opt. Call	AA–	487,090
1,000	5.000%, 10/01/24 (WI/DD, Settling 7/03/13)	10/23 at 100.00	AA–	1,061,700

	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A:
750	4.000%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	Aaa	803,918
500	4.250%, 7/01/21 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	532,920

	Oregon State Facilities Authority, Revenue Bonds, CHF Ashland Southern Oregon University Project Series 2012:
1,500	4.350%, 7/01/27	7/22 at 100.00	AA–	1,585,155
725	4.700%, 7/01/33	7/22 at 100.00	AA–	766,195

705	Portland Housing Authority, Oregon, Housing Revenue Refundign Bonds, Yards at Union Station Project, Series 2007, 4.750%, 5/01/22 (Alternative Minimum Tax)	5/17 at 100.00	Aa2	743,979

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

	Portland, Oregon, Economic Development Revenue Refunding Bonds, Broadway Project, Series 2008A:
$880	5.125%, 4/01/16	No Opt. Call	A+	$981,869
1,455	6.250%, 4/01/23	4/18 at 100.00	A+	1,758,644
9,035	Total Housing/Multifamily			9,834,297
	Housing/Single Family – 0.4%

85	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2004A, 4.050%, 1/01/18	7/13 at 100.00	Aa2	85,145

580	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2008D, 4.750%, 7/01/22	1/18 at 100.00	Aa2	628,192
665	Total Housing/Single Family			713,337
	Long-Term Care – 3.1%

1,000	Clackamas County Hospital Facility Authority, Oregon, Revenue Refunding Bonds, Robison Jewish Home, DBA Cedar Sinia Park, Series 2005, 5.125%, 10/01/24	10/15 at 100.00	N/R	1,008,450

	Medford Hospital Facilities Authority, Oregon, Revenue Bonds, Rogue Valley Manor, Series 2013:
250	5.000%, 10/01/19	No Opt. Call	A–	283,375
450	5.000%, 10/01/24	10/23 at 100.00	A–	502,601

1,000	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Terwilliger Plaza Project, Series 2009, 5.250%, 12/01/26	12/16 at 100.00	BBB	1,058,470

1,660	Multnomah County Hospital Facilities Authority, Oregon, Revenue Refunding Bond, Terwilliger Plaza, Inc., Series 2012, 5.000%, 12/01/29	12/22 at 100.00	BBB	1,803,125

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Capital Manor, Inc., Refunding Series 2012:
550	5.000%, 5/15/22	No Opt. Call	N/R	591,905
550	5.750%, 5/15/27	5/22 at 100.00	N/R	602,536
5,460	Total Long-Term Care			5,850,462
	Tax Obligation/General – 31.7%

1,295	Albany, Oregon, General Obligation Bonds, Series 2013, 5.000%, 8/01/25	8/23 at 100.00	A1	1,539,418

2,000	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Refunding Bonds, Series 2012B, 4.000%, 6/15/24	No Opt. Call	AA+	2,234,880

1,000	Beaverton School District 48J, Washington County, Oregon, General Obligation Bonds, Series 2004A, 5.000%, 6/01/14 – AGM Insured	No Opt. Call	Aa2	1,047,530

	Blue Mountain Hospital District, Grant County, Oregon, General Obligation Bonds, Refunding Series 2010:
605	4.250%, 2/01/19	No Opt. Call	Baa1	668,283
655	4.500%, 2/01/20	No Opt. Call	Baa1	736,810
280	5.000%, 2/01/21	No Opt. Call	Baa1	323,389

1,200	Cascade School District 5, Marion County, Oregon, General Obligation Bonds, Refunding Series 2013, 4.000%, 6/15/21	No Opt. Call	AA+	1,375,632

	Central Oregon Community College District, Crook, Jefferson, Deschutes, Klamath, Lake, and Wasco Counties, Oregon, General Obligation Bonds, Series 2010:
1,000	4.000%, 6/15/19	No Opt. Call	AA+	1,153,960
810	4.500%, 6/15/20	No Opt. Call	AA+	964,127

1,000	Chemeketa Community College District, Oregon, General Obligation Bonds, Series 2008, 5.500%, 6/15/24	6/18 at 100.00	AA+	1,189,720

	City of The Dalles, Wasco County, Oregon, General Obligation Bonds, Series 2008:
130	4.000%, 6/01/17	No Opt. Call	A+	143,777
140	4.000%, 6/01/18	No Opt. Call	A+	156,871
75	4.000%, 6/01/19	6/18 at 100.00	A+	83,084

Nuveen Investments	55

Portfolio of Investments

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2006, 5.000%, 5/01/19 – NPFG Insured	5/16 at 100.00	AA	$1,283,316

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2007B:
685	5.000%, 6/15/19 – AGM Insured	6/17 at 100.00	AA+	790,860
3,665	5.000%, 6/15/21 – AGM Insured	6/17 at 100.00	AA+	4,220,394
3,135	5.000%, 6/15/22 – AGM Insured	6/17 at 100.00	AA+	3,604,748

1,000	Clackamas County School District 46 Oregon Trail, Oregon, General Obligation Bonds, Series 2009A, 5.000%, 6/15/24	6/19 at 100.00	AA+	1,158,880

525	Clackamas County School District 86, Oregon, General Obligation Bonds, Refunding Series 2012A, 5.000%, 6/15/25	6/22 at 100.00	AA+	625,763

1,000	David Douglas School District 40, Multnomah County, Oregon, General Obligation Bonds, Series 2012B, 0.000%, 6/15/25	No Opt. Call	AA+	703,680

3,055	Deshutes and Jefferson Counties School District 2J Redmond, Oregon, General Obligation Bonds, Deffered Imterest Series 2008, 0.000%, 6/15/22	No Opt. Call	Aa1	2,486,862

965	Forest Grove School District 15, Washington County, Oregon, General Obligation Bonds, Series 2012, 0.000%, 6/15/25	No Opt. Call	AA+	684,060

1,000	Hillsboro School District 1J, Washington, Multnomah and Yamhill Counties, Oregon, General Obligation Refunding Bonds, Series 1998, 5.000%, 11/01/14	No Opt. Call	Aa2	1,067,150

1,000	Josephine County Unit School District Three Rivers, Oregon, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/15/19 – FGIC Insured	No Opt. Call	Aa1	1,219,410

825	Keizer, Oregon, General Obligation Assessment Bonds, Keizer Station Area A Local Improvement District, Series 2008, 5.200%, 6/01/31	6/18 at 100.00	A1	862,430

200	Lake Oswego School District 7J, Clackamas County, Oregon, General Obligation Bonds, Refunding Series 2005, 5.250%, 6/01/25 – AGM Insured	No Opt. Call	Aa1	251,104

1,500	Lane Community College, Oregon, General Obligation Bonds, Series 2012, 4.000%, 6/15/20	No Opt. Call	AA+	1,726,050

600	Marion and Linn Counties School District 29J, Salem-Kreizer, Oregon, General Obligation Bonds, Series 2013, 4.000%, 6/15/21	No Opt. Call	Aa1	689,256

1,000	McMinnville School District 40, Yamhill County, Oregon, General Obligation Bonds, Series 2001, 5.500%, 6/15/13 – AGM Insured	No Opt. Call	Aa3	1,002,060

1,635	Metro, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/01/20	6/17 at 100.00	AAA	1,878,059

1,015	Multnomah-Clackamas Counties, Oregon, School District 10JT, General Obligation Bonds, Series 2005, 5.250%, 6/15/17 – AGM Insured	No Opt. Call	AA+	1,192,655

125	North Lincoln Fire and Rescue District 1, Oregon, General Obligation Bonds, Series 2007, 4.250%, 2/01/18 – AGM Insured	2/17 at 100.00	AA–	137,829

1,500	Oregon Department of Administrative Services, General Obligation Bonds, Oregon Opportunity, Refunding Series 2010F, 5.000%, 12/01/20	6/20 at 100.00	AA+	1,819,665

	Oregon State Facilities Authority, Revenue Refunding Bonds, College Housing Northwest Projects, Series 2013:
325	4.000%, 6/01/24 (WI/DD, Settling 6/12/13)	6/15 at 100.00	AA–	334,763
355	4.000%, 6/01/26 (WI/DD, Settling 6/12/13)	6/15 at 100.00	AA–	363,793

	Oregon State, General Obligation Bonds, Alterrnative Energy Series 2011B:
540	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	AA+	630,563
560	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	656,785
100	5.000%, 1/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	114,751

1,335	Oregon State, General Obligation Bonds, Oregon University System Projects, Series 2013A, 4.000%, 8/01/24	8/23 at 100.00	AA+	1,523,515

455	Pacific City Joint Water-Sanitary Authority, Tilamook County, Oregon, General Obligation Bonds, Series 2007, 4.650%, 7/01/22	7/17 at 100.00	N/R	481,704

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B, 5.000%, 12/01/14	No Opt. Call	BBB–	$1,036,940

	Redmond, Oregon, Full Faith and Credit Obligations, Terminal Expansion Project, Series 2009:
240	4.000%, 6/01/21	6/19 at 100.00	A1	262,255
200	4.250%, 6/01/23	6/19 at 100.00	A1	216,232
500	4.625%, 6/01/29	6/19 at 100.00	A1	533,270

340	Redmond, Oregon, Full Faith and Credit Refunding Obligations, Series 2012A, 4.000%, 6/01/25	6/22 at 100.00	A1	367,713

655	Salem-Keizer School District 24J, Marion and Polk Counties, Oregon, General Obligation Bonds, Series 2009B, 0.000%, 6/15/22	No Opt. Call	AA+	533,190

	Sandy, Clackamas County, Oregon, General Obligation Bonds, Series 2010:
190	4.000%, 6/01/15	6/14 at 100.00	AA	196,224
150	4.000%, 6/01/16	6/14 at 100.00	AA	154,722
210	4.000%, 6/01/17	6/14 at 100.00	AA	216,245
240	4.000%, 6/01/18	6/14 at 100.00	AA	246,564
100	4.000%, 6/01/19	6/14 at 100.00	AA	102,502

1,030	Tigard-Tualatin School District 23J, Washington and Clackamas Counties, Oregon, General Obligation Bonds, Series 2000, 0.000%, 6/15/14	No Opt. Call	Aa3	1,022,605

1,540	Umatilla County School District 016R Pendleton, Oregon, General Obligation Bonds, Series 1998, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	Aa3	1,618,494

1,080	Wasco County School District 012, Oregon, General Obligation Bonds, Series 2001 Refunding, 5.500%, 6/15/14 – AGM Insured	No Opt. Call	AA–	1,138,892

1,525	Washington County, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/01/22	6/16 at 102.00	Aa1	1,740,803

	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2012:
1,575	4.000%, 6/15/22	No Opt. Call	Aa1	1,806,305
1,200	4.000%, 6/15/23	No Opt. Call	Aa1	1,356,084

	West Valley Fire District, Oregon, General Obligation Bonds, Series 2010:
125	3.000%, 2/01/14	No Opt. Call	N/R	126,240
125	3.000%, 2/01/15	No Opt. Call	N/R	127,844
130	3.500%, 2/01/16	No Opt. Call	N/R	135,764
135	4.000%, 2/01/17	No Opt. Call	N/R	144,640
140	4.000%, 2/01/18	No Opt. Call	N/R	150,931
145	4.000%, 2/01/19	No Opt. Call	N/R	156,646

	Yamhill County School District 29J Newberg, Oregon, General Obligation Bonds, Refunding Series 2005:
1,260	5.250%, 6/15/15 – FGIC Insured	No Opt. Call	Aa1	1,382,611
1,835	5.250%, 6/15/16 – FGIC Insured	No Opt. Call	Aa1	2,087,900
55,105	Total Tax Obligation/General			59,989,202
	Tax Obligation/Limited – 14.9%

	Local Oregon Capital ASsets Program, Certificates of Participation, City of Cottage Grove, Oregon, Series 2013A:
975	4.000%, 9/15/19	No Opt. Call	Baa2	1,049,597
1,105	4.250%, 9/15/23	9/21 at 100.00	Baa2	1,153,023

1,500	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 4.700%, 5/01/25	5/19 at 100.00	AA	1,658,835

1,055	Oregon Department of Administrative Services, Certificates of Participation, Series 2009C, 5.000%, 11/01/25	11/19 at 100.00	AA	1,195,832

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2006A, 5.000%, 11/15/30	11/16 at 100.00	AAA	2,795,475

1,055	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/21	5/19 at 100.00	AAA	1,238,507

2,655	Portland, Oregon, Renewal and Redevelopment Revenue Bonds, North Macadam Series 2010B, 5.000%, 6/15/24	6/20 at 100.00	A1	2,975,751

Nuveen Investments	57

Portfolio of Investments

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

May 31, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	A1	$1,161,490

2,030	Portland, Oregon, South Park Blocks Urban Renewal and Redevelopment Bonds, Series 2008B, 5.000%, 6/15/21	6/18 at 101.00	Aa3	2,367,488

	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A:
1,000	5.000%, 10/01/25	10/21 at 100.00	A	1,162,270
1,715	5.000%, 10/01/26	10/21 at 100.00	A	1,978,475

2,000	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Payroll Tax and Grant Receipt Series 2013, 3.000%, 11/01/19	5/18 at 100.00	Aa3	2,139,840

2,305	Tri-County Metropolitan Transportation District, Oregon, Revenue Bonds, Senior Lien Payroll Tax, Series 2012A, 5.000%, 9/01/24	9/22 at 100.00	AAA	2,797,602

3,085	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22	No Opt. Call	BBB+	3,279,849

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A:
1,015	5.000%, 10/01/20	No Opt. Call	BBB+	1,159,181
30	5.000%, 10/01/29	10/20 at 100.00	BBB+	32,755
25,025	Total Tax Obligation/Limited			28,145,970
	Transportation – 2.9%

1,005	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	1,159,137

350	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011-21, 5.000%, 7/01/17 (Alternative Minimum Tax)	No Opt. Call	AA–	411,709

1,030	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2011, 5.000%, 7/01/23 (Alternative Minimum Tax)	7/21 at 100.00	AA–	1,200,599

	Port of Portland, Oregon, Portland International Airport Passenger Facility Charge Revenue Bonds, Series 2011A:
865	4.000%, 7/01/17	No Opt. Call	A	954,138
1,500	5.000%, 7/01/26	7/21 at 100.00	A	1,689,225
4,750	Total Transportation			5,414,808
	U.S. Guaranteed – 8.1% (4)

1,500	Beaverton School District 48J, Washington County, Oregon, General Obligation Bonds, Series 2004A, 5.000%, 6/01/16 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	1,605,660

1,975	Clackamas County School District 115, Oregon, General Obligation Bond, Series 2006B, 4.500%, 6/15/21 (Pre-refunded 6/15/16) – NPFG Insured	6/16 at 100.00	AA+ (4)	2,210,381

	Clackamas County School District 86, Oregon, General Obligation Bonds, Series 2005:
1,000	5.000%, 6/15/18 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (4)	1,093,440
1,305	5.000%, 6/15/21 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (4)	1,426,939

1,305	Marion-Clackamas Counties School District 4J, Oregon, General Obligation Bonds, Series 2007, 4.500%, 6/15/22 (Pre-refunded 6/15/16) – NPFG Insured	6/16 at 100.00	Aa1 (4)	1,458,846

1,060	Oregon Department of Administrative Services, Certificates of Participation, Series 2006A, 5.000%, 11/01/18 (Pre-refunded 11/01/16) – NPFG Insured	11/16 at 100.00	AA (4)	1,215,481

700	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2005A, 5.000%, 11/15/24 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA	747,481

500	Portland, Oregon, Water System Revenue Bonds, Second Lien Series 2006A, 4.375%, 10/01/24 (Pre-refunded 10/01/16) – NPFG Insured	10/16 at 100.00	Aa1 (4)	562,105

755	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 4.375%, 8/01/20	2/20 at 100.00	A+ (4)	817,439

2,490	Washington Multnomah & Yamhill Counties School District 1J Hillsboro, Oregon, General Obligation Bonds, Series 2006, 5.000%, 6/15/19 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 100.00	Aa2 (4)	2,914,022

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$1,040	Yamhill County School District 40, McMinnville, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/23 (Pre-refunded 6/15/17) – AGM Insured	6/17 at 100.00	Aa1 (4)	$1,215,292
13,630	Total U.S. Guaranteed			15,267,086
	Utilities – 1.1%

150	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA–	179,481

885	Northern Wasco County Peoples Utility District, Wasco County, Oregon, McNary Dam Fishway Hydroelectric Project Revenue Bonds, Refunding Series 2012, 5.000%, 12/01/23	No Opt. Call	AA–	1,087,515

800	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW, 5.375%, 7/01/23	7/18 at 100.00	BBB+	823,232
1,835	Total Utilities			2,090,228
	Water and Sewer – 8.8%

820	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2006, 5.000%, 11/01/21 – FGIC Insured	11/16 at 100.00	AA	932,389

1,500	Lane County Metropolitan Wastewater Management Commission, Oregon, Wastewater Revenue Bonds, Series 2008, 5.000%, 11/01/22	11/18 at 100.00	AA	1,765,860

	Lebanon, Oregon, Wastewater Revenue Bonds, Refunding Series 2010:
165	4.000%, 3/01/17 – AGM Insured	No Opt. Call	AA–	181,848
435	4.000%, 3/01/18 – AGM Insured	No Opt. Call	AA–	486,269

1,000	Portland, Oregon, Sewer System Revenue Bonds, Refunding First Lien Series 2008A, 4.750%, 6/15/24	6/18 at 100.00	AA	1,140,200

1,175	Portland, Oregon, Sewer System Revenue Bonds, Series 2006B, 5.000%, 6/15/23 – NPFG Insured	6/16 at 100.00	AA	1,320,054

2,000	Portland, Oregon, Water System Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/15	No Opt. Call	Aaa	2,179,860

2,000	Portland, Oregon, Water System Revenue Bonds, Second Lien Refunding Series 2013, 5.000%, 10/01/21	No Opt. Call	Aa1	2,456,680

1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/25 – AGC Insured	7/18 at 100.00	AA–	1,554,705

	Redmond, Oregon, Water Revenue Bonds, Series 2010:
450	4.500%, 6/01/25	6/20 at 100.00	A1	501,908
5	4.500%, 6/01/30	6/20 at 100.00	A1	5,502

325	The Dalles, Oregon, Water Revenue Bonds, Series 200, 4.250%, 6/01/20 – AMBAC Insured	6/17 at 100.00	N/R	344,065

1,435	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/26	8/22 at 100.00	AA–	1,697,960

1,000	Washington County, Oregon, Clean Water Services Sewer Revenue Bonds, Senior Lien Series 2004, 5.000%, 10/01/14 – NPFG Insured	No Opt. Call	AA	1,062,626

900	Woodburn, Marion County, Oregon, Wastewater Revenue Bonds, Refunding Series 2011A, 5.000%, 3/01/20	No Opt. Call	A2	1,056,438
14,710	Total Water and Sewer			16,686,364
$168,180	Total Municipal Bonds (cost $174,906,467)			185,813,633

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 2.5%

	Money Market Funds – 2.5%

4,733,090	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$4,733,090
	Total Short-Term Investments (cost $4,733,090)			4,733,090
	Total Investments – (cost $179,639,557) – 100.8%			190,546,723
	Other Assets Less Liabilities – (0.8)%			(1,490,783)
	Net Assets – 100%			$189,055,940

Nuveen Investments	59

Portfolio of Investments

Nuveen Oregon Intermediate Municipal Bond Fund (continued)

May 31, 2013

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

N/R	Not rated.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Assets & Liabilities

May 31, 2013

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Assets
Investments, at value (cost $268,544,729, $241,703,902, $79,073,891 and $179,639,557, respectively)	$286,700,143	$257,276,215	$82,583,398	$190,546,723
Receivables:
Interest	3,336,092	3,035,507	1,080,281	2,476,231
Investments sold	300,540	—	—	—
Shares sold	125,136	1,108,470	294,474	645,169
Other assets	1,363	190	58	166
Total assets	290,463,274	261,420,382	83,958,211	193,668,289
Liabilities
Payables:
Dividends	522,416	254,106	73,993	257,503
Investments purchased	511,781	1,500,000	2,245,946	3,421,102
Shares redeemed	393,692	310,053	338,316	768,959
Accrued expenses:
Management fees	133,581	123,175	39,326	98,974
Directors fees	2,102	880	281	644
12b-1 distribution and service fees	18,813	43,546	13,028	19,461
Other	64,828	76,179	28,499	45,706
Total liabilities	1,647,213	2,307,939	2,739,389	4,612,349
Net assets	$288,816,061	$259,112,443	$81,218,822	$189,055,940
Class A Shares
Net assets	$62,493,335	$132,704,745	$31,575,652	$57,578,137
Shares outstanding	5,916,565	11,183,809	2,904,138	5,502,821
Net asset value per share	$10.56	$11.87	$10.87	$10.46
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 4.20%, 4.20% and 3.00%, respectively, of offering price)	$10.89	$12.39	$11.35	$10.78
Class C Shares
Net assets	$8,795,250	$16,833,267	$8,692,986	$15,663,215
Shares outstanding	836,536	1,419,345	799,029	1,502,324
Net asset value and offering price per share	$10.51	$11.86	$10.88	$10.43
Class C1 Shares
Net assets	$3,804,273	$19,233,718	$3,896,549	N/A
Shares outstanding	359,359	1,627,989	361,350	N/A
Net asset value and offering price per share	$10.59	$11.81	$10.78	N/A
Class I Shares
Net assets	$213,723,203	$90,340,713	$37,053,635	$115,814,588
Shares outstanding	20,350,186	7,620,573	3,406,841	11,066,542
Net asset value and offering price per share	$10.50	$11.85	$10.88	$10.47
Net assets consist of:
Capital paid-in	$270,149,540	$242,388,131	$78,370,069	$178,585,803
Undistributed (Over-distribution of) net investment income	66,615	430,290	14,419	(109,336)
Accumulated net realized gain (loss)	444,492	721,709	(675,173)	(327,693)
Net unrealized appreciation (depreciation)	18,155,414	15,572,313	3,509,507	10,907,166
Net assets	$288,816,061	$259,112,443	$81,218,822	$189,055,940
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001

N/A	– Oregon Intermediate does not offer Class C1 Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Operations

Year Ended May 31, 2013

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Investment Income	$10,694,141	$10,053,879	$3,114,361	$6,446,327
Expenses
Management fees	1,481,455	1,210,748	398,246	951,851
12b-1 service fees – Class A	117,464	235,617	50,662	100,565
12b-1 distribution and service fees – Class C	49,099	79,518	46,555	91,602
12b-1 distribution and service fees – Class C1	29,073	133,872	26,239	N/A
Shareholder servicing agent fees and expenses	68,393	91,934	25,321	38,032
Custodian fees and expenses	71,790	59,519	24,446	46,834
Directors fees and expenses	7,166	5,910	2,061	4,617
Professional fees	39,044	35,352	25,932	31,948
Shareholder reporting expenses	26,969	36,847	23,335	27,620
Federal and state registration fees	18,849	24,387	24,752	15,001
Other expenses	5,817	2,309	1,312	2,849
Total expenses before fee waiver/expense reimbursement	1,915,119	1,916,013	648,861	1,310,919
Fee waiver/expense reimbursement	—	—	(14,620)	—
Net expenses	1,915,119	1,916,013	634,241	1,310,919
Net investment income (loss)	8,779,022	8,137,866	2,480,120	5,135,408
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	557,173	887,898	(142,759)	127,411
Change in net unrealized appreciation (depreciation) of investments	(3,072,367)	(1,141,344)	(1,011,245)	(2,497,260)
Net realized and unrealized gain (loss)	(2,515,194)	(253,446)	(1,154,004)	(2,369,849)
Net increase (decrease) in net assets from operations	$6,263,828	$7,884,420	$1,326,116	$2,765,559
N/A – Oregon Intermediate does not offer Class C1 Shares.

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of Changes in Net Assets

	Minnesota Intermediate		Minnesota
	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12
Operations
Net investment income (loss)	$8,779,022	$8,549,147	$8,137,866	$6,937,485
Net realized gain (loss) from investments	557,173	333,701	887,898	1,170,450
Change in net unrealized appreciation (depreciation) of investments	(3,072,367)	10,866,921	(1,141,344)	14,081,248
Net increase (decrease) in net assets from operations	6,263,828	19,749,769	7,884,420	22,189,183
Distributions to Shareholders
From net investment income:
Class A	(1,853,116)	(1,421,044)	(4,424,028)	(3,570,488)
Class C	(165,046)	(54,947)	(332,609)	(73,284)
Class C1	(121,804)	(175,525)	(678,528)	(762,021)
Class I	(6,950,247)	(6,770,838)	(3,075,488)	(2,313,144)
From accumulated net realized gains:
Class A	(58,039)	(42,285)	(201,167)	—
Class C	(6,495)	(2,118)	(18,198)	—
Class C1	(4,226)	(6,395)	(35,297)	—
Class I	(207,503)	(202,389)	(130,675)	—
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class C1	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(9,366,476)	(8,675,541)	(8,895,990)	(6,718,937)
Fund Share Transactions
Proceeds from sale of shares	71,006,976	52,659,065	92,256,815	38,182,780
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,560,494	1,743,603	5,662,922	3,529,303
	73,567,470	54,402,668	97,919,737	41,712,083
Cost of shares redeemed	(39,471,714)	(43,209,577)	(30,376,353)	(23,708,233)
Net increase (decrease) in net assets from Fund share transactions	34,095,756	11,193,091	67,543,384	18,003,850
Net increase (decrease) in net assets	30,993,108	22,267,319	66,531,814	33,474,096
Net assets at the beginning of period	257,822,953	235,555,634	192,580,629	159,106,533
Net assets at the end of period	$288,816,061	$257,822,953	$259,112,443	$192,580,629
Undistributed (Over-distribution of) net investment income at the end of period	$66,615	$377,806	$430,290	$803,077

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (continued)

	Nebraska		Oregon Intermediate
	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12
Operations
Net investment income (loss)	$2,480,120	$2,032,055	$5,135,408	$5,037,869
Net realized gain (loss) from investments	(142,759)	71,303	127,411	(106,713)
Change in net unrealized appreciation (depreciation) of investments	(1,011,245)	3,427,173	(2,497,260)	6,475,464
Net increase (decrease) in net assets from operations	1,326,116	5,530,531	2,765,559	11,406,620
Distributions to Shareholders
From net investment income:
Class A	(817,207)	(460,396)	(1,462,973)	(1,157,394)
Class C	(164,464)	(34,015)	(285,632)	(67,271)
Class C1	(113,201)	(144,342)	N/A	N/A
Class I	(1,335,815)	(1,403,358)	(3,531,616)	(3,908,936)
From accumulated net realized gains:
Class A	—	—	(3,825)	(5,511)
Class C	—	—	(951)	(287)
Class C1	—	—	N/A	N/A
Class I	—	—	(8,803)	(18,394)
Return of capital:
Class A	(27,020)	—	—	—
Class C	(6,621)	—	—	—
Class C1	(4,306)	—	N/A	N/A
Class I	(41,666)	—	—	—
Decrease in net assets from distributions to shareholders	(2,510,300)	(2,042,111)	(5,293,800)	(5,157,793)
Fund Share Transactions
Proceeds from sale of shares	29,293,687	18,232,833	63,166,900	37,599,507
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,495,084	745,293	1,850,630	1,205,284
	30,788,771	18,978,126	65,017,530	38,804,791
Cost of shares redeemed	(10,743,298)	(3,199,518)	(34,305,368)	(30,039,440)
Net increase (decrease) in net assets from Fund share transactions	20,045,473	15,778,608	30,712,162	8,765,351
Net increase (decrease) in net assets	18,861,289	19,267,028	28,183,921	15,014,178
Net assets at the beginning of period	62,357,533	43,090,505	160,872,019	145,857,841
Net assets at the end of period	$81,218,822	$62,357,533	$189,055,940	$160,872,019
Undistributed (Over-distribution of) net investment income at the end of period	$14,419	$(35,014)	$(109,336)	$35,439

N/A	– Oregon Intermediate does not offer Class C1 Shares.

See accompanying notes to financial statements.

64	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	65

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MINNESOTA INTERMEDIATE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (2/94) Year Ended 5/31
2013	$10.67	$.32	$(.08)	$.24	$(.34)	$(.01)	$(.35)	$10.56
2012	10.20	.36	.47	.83	(.35)	(.01)	(.36)	10.67
2011(d)	10.12	.33	.07	.40	(.32)	—	(.32)	10.20
Year Ended 6/30
2010	9.67	.36	.46	.82	(.36)	(.01)	(.37)	10.12
2009	9.75	.38	(.05)	.33	(.38)	(.03)	(.41)	9.67
2008	9.83	.39	(.05)	.34	(.39)	(.03)	(.42)	9.75
Class C (1/11) Year Ended 5/31
2013	10.62	.26	(.09)	.17	(.27)	(.01)	(.28)	10.51
2012	10.14	.29	.49	.78	(.29)	(.01)	(.30)	10.62
2011(e)	9.77	.11	.36	.47	(.10)	—	(.10)	10.14
Class C1 (10/09) Year Ended 5/31
2013	10.69	.28	(.08)	.20	(.29)	(.01)	(.30)	10.59
2012	10.22	.31	.48	.79	(.31)	(.01)	(.32)	10.69
2011(d)	10.14	.28	.07	.35	(.27)	—	(.27)	10.22
Year Ended 6/30
2010(f)	9.94	.21	.20	.41	(.20)	(.01)	(.21)	10.14
Class I (2/94) Year Ended 5/31
2013	10.61	.34	(.08)	.26	(.36)	(.01)	(.37)	10.50
2012	10.13	.37	.49	.86	(.37)	(.01)	(.38)	10.61
2011(d)	10.06	.34	.06	.40	(.33)	—	(.33)	10.13
Year Ended 6/30
2010	9.62	.36	.45	.81	(.36)	(.01)	(.37)	10.06
2009	9.69	.39	(.04)	.35	(.39)	(.03)	(.42)	9.62
2008	9.78	.39	(.05)	.34	(.40)	(.03)	(.43)	9.69

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

2.25%	$62,493	.82%		3.03%		.82%		3.03%		11%
8.32	52,039	.80		3.41		.76		3.44		9
4.00	37,175	.92	*	3.40	*	.74	*	3.60	*	12

8.51	34,957	1.08		3.28		.75		3.61		9
3.53	23,019	1.07		3.68		.75		4.00		18
3.53	22,059	1.07		3.65		.77		3.95		15

1.63	8,795	1.36		2.44		1.36		2.44		11
7.79	3,768	1.40		2.74		1.40		2.74		9
4.88	623	1.41	*	3.10	*	1.37	*	3.14	*	12

1.88	3,804	1.27		2.60		1.27		2.60		11
7.81	5,448	1.29		2.94		1.29		2.94		9
3.46	6,242	1.37	*	2.99	*	1.31	*	3.05	*	12

4.15	3,965	1.48	*	2.87	*	1.35	*	3.00	*	9

2.42	213,723	.62		3.23		.62		3.23		11
8.60	196,568	.64		3.58		.64		3.58		9
4.00	191,516	.72	*	3.60	*	.66	*	3.67	*	12

8.50	193,443	.83		3.53		.70		3.66		9
3.71	172,440	.82		3.92		.70		4.04		18
3.51	175,681	.82		3.90		.70		4.02		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
(f)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MINNESOTA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (7/88)
Year Ended 5/31
2013	$11.87	$.43	$.04	$.47	$(.45)	$(.02)	$(.47)	$11.87
2012	10.83	.47	1.02	1.49	(.45)	—	(.45)	11.87
2011(d)	10.87	.39	(.08)	.31	(.35)	—	(.35)	10.83
Year Ended 6/30
2010	9.98	.41	.89	1.30	(.41)	—	(.41)	10.87
2009	10.48	.43	(.44)	(.01)	(.43)	(.06)	(.49)	9.98
2008	10.93	.44	(.38)	.06	(.45)	(.06)	(.51)	10.48
Class C (1/11)
Year Ended 5/31
2013	11.87	.35	.04	.39	(.38)	(.02)	(.40)	11.86
2012	10.82	.39	1.05	1.44	(.39)	—	(.39)	11.87
2011(e)	10.23	.15	.56	.71	(.12)	—	(.12)	10.82
Class C1 (2/99)
Year Ended 5/31
2013	11.82	.38	.02	.40	(.39)	(.02)	(.41)	11.81
2012	10.78	.41	1.03	1.44	(.40)	—	(.40)	11.82
2011(d)	10.82	.34	(.08)	.26	(.30)	—	(.30)	10.78
Year Ended 6/30
2010	9.94	.36	.88	1.24	(.36)	—	(.36)	10.82
2009	10.44	.38	(.44)	(.06)	(.38)	(.06)	(.44)	9.94
2008	10.89	.40	(.39)	.01	(.40)	(.06)	(.46)	10.44
Class I (8/97)
Year Ended 5/31
2013	11.86	.45	.03	.48	(.47)	(.02)	(.49)	11.85
2012	10.82	.49	1.02	1.51	(.47)	—	(.47)	11.86
2011(d)	10.86	.41	(.08)	.33	(.37)	—	(.37)	10.82
Year Ended 6/30
2010	9.97	.42	.90	1.32	(.43)	—	(.43)	10.86
2009	10.47	.44	(.44)	—	(.44)	(.06)	(.50)	9.97
2008	10.92	.46	(.38)	.08	(.47)	(.06)	(.53)	10.47

68	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.01%	$132,705	.84%		3.57%		.84%		3.57%		7%
14.03	100,185	.90		4.06		.86		4.11		17
2.94	85,183	1.00	*	3.77	*	.85	*	3.94	*	25

13.19	91,922	1.11		3.60		.85		3.86		34
.07	87,218	1.11		4.06		.85		4.32		28
.54	102,089	1.10		3.91		.87		4.14		37

3.32	16,833	1.39		2.96		1.39		2.96		7
13.48	4,927	1.47		3.37		1.45		3.39		17
6.99	618	1.50	*	3.91	*	1.43	*	3.98	*	25

3.43	19,234	1.30		3.15		1.30		3.15		7
13.56	21,453	1.35		3.63		1.35		3.64		17
2.48	22,190	1.43	*	3.33	*	1.33	*	3.43	*	25

12.58	26,772	1.51		3.19		1.35		3.35		34
(.42)	20,489	1.51		3.66		1.35		3.82		28
.06	20,061	1.50		3.48		1.35		3.63		37

4.08	90,341	.65		3.78		.65		3.78		7
14.23	66,016	.71		4.26		.70		4.27		17
3.09	51,116	.77	*	4.01	*	.68	*	4.11	*	25

13.37	52,639	.86		3.84		.70		4.00		34
.23	42,093	.86		4.31		.70		4.47		28
.71	44,993	.85		4.17		.70		4.32		37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

NEBRASKA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending Net Asset Value
CLASS A (2/01)
Year Ended 5/31
2013	$11.01	$.36	$(.13)	$.23	$(.36)	$—	$(.01)	$(.37)	$10.87
2012	10.28	.41	.75	1.16	(.43)	—	—	(.43)	11.01
2011(d)	10.34	.39	(.06)	.33	(.39)	—	—	(.39)	10.28
Year Ended 6/30
2010	9.84	.41	.49	.90	(.40)	—	—	(.40)	10.34
2009	10.06	.43	(.21)	.22	(.44)	—	—	(.44)	9.84
2008	10.30	.42	(.20)	.22	(.41)	(.05)	—	(.46)	10.06
CLASS C (1/11)
Year Ended 5/31
2013	11.02	.30	(.13)	.17	(.30)	—	(.01)	(.31)	10.88
2012	10.28	.34	.77	1.11	(.37)	—	—	(.37)	11.02
2011(e)	9.86	.14	.42	.56	(.14)	—	—	(.14)	10.28
CLASS C1 (2/01)
Year Ended 5/31
2013	10.92	.32	(.14)	.18	(.31)	—	(.01)	(.32)	10.78
2012	10.19	.38	.73	1.11	(.38)	—	—	(.38)	10.92
2011(d)	10.26	.34	(.06)	.28	(.35)	—	—	(.35)	10.19
Year Ended 6/30
2010	9.76	.38	.48	.86	(.36)	—	—	(.36)	10.26
2009	9.99	.39	(.22)	.17	(.40)	—	—	(.40)	9.76
2008	10.23	.38	(.20)	.18	(.37)	(.05)	—	(.42)	9.99
CLASS I (2/01)
Year Ended 5/31
2013	11.01	.39	(.13)	.26	(.38)	—	(.01)	(.39)	10.88
2012	10.27	.45	.74	1.19	(.45)	—	—	(.45)	11.01
2011(d)	10.34	.41	(.07)	.34	(.41)	—	—	(.41)	10.27
Year Ended 6/30
2010	9.83	.44	.50	.94	(.43)	—	—	(.43)	10.34
2009	10.06	.45	(.22)	.23	(.46)	—	—	(.46)	9.83
2008	10.30	.44	(.19)	.25	(.44)	(.05)	—	(.49)	10.06

70	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

2.11%	$31,576	.90%		3.25%		.88%		3.27%		18%
11.51	19,021	.97		3.79		.88		3.88		25
3.28	7,099	1.21	*	3.62	*	.72	*	4.11	*	21

9.26	6,333	1.46		3.30		.75		4.01		18
2.33	5,847	1.50		3.66		.75		4.41		34
2.19	5,689	1.47		3.34		.75		4.06		22

1.56	8,693	1.45		2.66		1.43		2.68		18
10.98	2,800	1.51		3.10		1.43		3.19		25
5.70	321	1.60	*	3.37	*	1.24	*	3.73	*	21

1.63	3,897	1.36		2.85		1.33		2.87		18
11.08	4,132	1.43		3.49		1.33		3.59		25
2.80	4,201	1.64	*	3.19	*	1.14	*	3.69	*	21

8.91	4,181	1.86		2.91		1.15		3.62		18
1.84	2,585	1.90		3.27		1.15		4.02		34
1.81	1,798	1.87		2.93		1.15		3.65		22

2.37	37,054	.70		3.49		.68		3.51		18
11.80	36,406	.78		4.13		.68		4.23		25
3.39	31,470	.99	*	3.83	*	.49	*	4.34	*	21

9.65	31,757	1.21		3.55		.50		4.26		18
2.48	30,689	1.25		3.92		.50		4.67		34
2.45	29,533	1.22		3.59		.50		4.31		22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OREGON INTERMEDIATE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains		Total	Ending Net Asset Value
Class A (2/99)
Year Ended 5/31
2013	$10.60	$.30	$(.13)	$.17	$(.31)	$—	**	$(.31)	$10.46
2012	10.17	.33	.44	.77	(.34)	—	**	(.34)	10.60
2011(d)	10.11	.29	.05	.34	(.28)	—		(.28)	10.17
Year Ended 6/30
2010	9.77	.35	.33	.68	(.34)	—		(.34)	10.11
2009	9.68	.36	.09	.45	(.36)	—		(.36)	9.77
2008	9.72	.35	(.02)	.33	(.36)	(.01)		(.37)	9.68
Class C (1/11)
Year Ended 5/31
2013	10.56	.24	(.12)	.12	(.25)	—	**	(.25)	10.43
2012	10.15	.27	.43	.70	(.29)	—	**	(.29)	10.56
2011(e)	9.78	.09	.40	.49	(.12)	—		(.12)	10.15
Class I (8/97)
Year Ended 5/31
2013	10.60	.32	(.12)	.20	(.33)	—	**	(.33)	10.47
2012	10.17	.35	.44	.79	(.36)	—	**	(.36)	10.60
2011(d)	10.11	.31	.05	.36	(.30)	—		(.30)	10.17
Year Ended 6/30
2010	9.77	.35	.35	.70	(.36)	—		(.36)	10.11
2009	9.68	.37	.10	.47	(.38)	—		(.38)	9.77
2008	9.72	.37	(.03)	.34	(.37)	(.01)		(.38)	9.68

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

1.61%	$57,578	.83%		2.81%		.83%		2.81%		9%
7.71	42,819	.85		3.18		.85		3.18		9
3.46	31,399	.97	*	3.04	*	.82	*	3.18	*	12

7.05	31,043	1.10		3.12		.85		3.37		19
4.77	10,963	1.12		3.43		.85		3.70		19
3.39	5,967	1.12		3.37		.85		3.64		15

1.14	15,663	1.38		2.24		1.38		2.24		9
6.98	7,345	1.40		2.58		1.40		2.58		9
5.04	632	1.40	*	2.50	*	1.36	*	2.53	*	12

1.88	115,815	.63		3.02		.63		3.02		9
7.90	110,708	.65		3.40		.65		3.40		9
3.62	113,827	.74	*	3.26	*	.65	*	3.35	*	12

7.21	133,816	.85		3.37		.70		3.52		19
4.92	119,959	.87		3.67		.70		3.84		19
3.54	120,800	.87		3.61		.70		3.78		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the eleven months ended May 31, 2011.
(e)	For the period January 18, 2011 (commencement of operations) through May 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	73

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Minnesota Intermediate Municipal Bond Fund (“Minnesota Intermediate”), Nuveen Minnesota Municipal Bond Fund (“Minnesota”), Nuveen Nebraska Municipal Bond Fund (“Nebraska”) and Nuveen Oregon Intermediate Municipal Bond Fund (“Oregon Intermediate”), (each a “Fund” and collectively, the “Funds”), as non-diversified funds (diversified for Nebraska), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The investment objective of each Fund is to provide maximum current income that is exempt from both federal income tax and its respective state income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and its respective state income tax, including the federal and state alternative minimum tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state, where applicable, alternative minimum tax. Each Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser. However, each Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the Funds are not required to sell the security, but may consider doing so.

Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Funds’ income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Minnesota Intermediate and Oregon Intermediate will each attempt to maintain the weighted average maturity of their portfolio securities at three to ten years under normal market conditions, while Minnesota and Nebraska will each attempt to maintain the weighted average maturity of their portfolio securities at ten to twenty-five years under normal market conditions.

Each Fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Funds’ portfolios. The Funds may not use such instruments to gain exposure to a security or type of security that they would be prohibited by their investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

74	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of May 31, 2013, Minnesota Intermediate, Minnesota, Nebraska and Oregon Intermediate had outstanding when-issued/delayed delivery purchase commitments of $500,000, $1,500,000, $2,245,946 and $2,247,271, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales

Nuveen Investments	75

Notes to Financial Statements (continued)

charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C1 Shares of the Funds (except for Oregon Intermediate, which does not offer Class C1 Shares) are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares were sold without an up-front sales charge but incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares and Class C1 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended May 31, 2013, the Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

76	Nuveen Investments

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Minnesota Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$285,872,949	$—	$285,872,949
Short-Term Investments:
Money Market Funds	827,194	—	—	827,194
Total	$827,194	$285,872,949	$—	$286,700,143

Minnesota	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$256,697,200	$—	$256,697,200
Short-Term Investments:
Money Market Funds	579,015	—	—	579,015
Total	$579,015	$256,697,200	$—	$257,276,215

Nebraska	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$81,683,062	$—	$81,683,062
Short-Term Investments:
Money Market Funds	900,336	—	—	900,336
Total	$900,336	$81,683,062	$—	$82,583,398

Oregon Intermediate	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$185,813,633	$—	$185,813,633
Short-Term Investments:
Money Market Funds	4,733,090	—	—	4,733,090
Total	$4,733,090	$185,813,633	$—	$190,546,723
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	77

Notes to Financial Statements (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

i.) If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.) If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2013.

4. Fund Shares

Transactions in Fund shares were as follows:

	Minnesota Intermediate
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,644,026	$17,582,483	1,762,984	$18,520,988
Class C	549,249	5,848,181	320,741	3,341,075
Class C1	—	—	481	5,036
Class C1 – exchange	4,721	50,000	—	—
Class I	4,468,588	47,526,312	2,951,840	30,791,966
Shares issued to shareholders due to reinvestment of distributions:
Class A	162,727	1,739,851	115,025	1,204,654
Class C	14,994	159,513	4,910	51,413
Class C1	10,316	110,560	13,217	138,387
Class I	51,777	550,570	33,512	349,149
	6,906,398	73,567,470	5,202,710	54,402,668
Shares redeemed:
Class A	(765,711)	(8,184,357)	(648,644)	(6,789,668)
Class C	(82,643)	(879,748)	(32,148)	(337,359)
Class C1	(165,086)	(1,766,425)	(115,360)	(1,213,113)
Class I	(2,695,417)	(28,641,184)	(3,362,625)	(34,869,437)
	(3,708,857)	(39,471,714)	(4,158,777)	(43,209,577)
Net increase (decrease)	3,197,541	$34,095,756	1,043,933	$11,193,091

78	Nuveen Investments

	Minnesota
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,384,613	$40,697,990	1,290,772	$14,873,424
Class C	1,076,673	12,950,967	379,744	4,380,042
Class C1	—	—	4,691	53,117
Class I	3,213,886	38,607,858	1,641,557	18,876,197
Shares issued to shareholders due to reinvestment of distributions:
Class A	352,941	4,244,978	238,211	2,726,168
Class C	26,398	317,282	4,914	56,828
Class C1	56,883	680,998	54,910	623,840
Class I	34,938	419,664	10,682	122,467
	8,146,332	97,919,737	3,625,481	41,712,083
Shares redeemed:
Class A	(990,723)	(11,917,520)	(955,770)	(10,817,559)
Class C	(98,912)	(1,187,242)	(26,575)	(310,556)
Class C1	(243,953)	(2,919,724)	(302,359)	(3,401,378)
Class I	(1,195,529)	(14,351,867)	(810,815)	(9,178,740)
	(2,529,117)	(30,376,353)	(2,095,519)	(23,708,233)
Net increase (decrease)	5,617,215	$67,543,384	1,529,962	$18,003,850

	Nebraska
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,324,161	$14,684,691	1,052,841	$11,246,926
Class C	582,807	6,475,746	228,712	2,465,910
Class C1	—	—	1,672	17,925
Class I	732,243	8,133,250	420,217	4,502,072
Shares issued to shareholders due to reinvestment of distributions:
Class A	72,522	803,093	29,951	322,453
Class C	14,963	165,832	2,057	22,187
Class C1	9,874	108,513	11,568	122,256
Class I	37,673	417,646	26,107	278,397
	2,774,243	30,788,771	1,773,125	18,978,126
Shares redeemed:
Class A	(220,640)	(2,441,444)	(45,380)	(481,975)
Class C	(52,849)	(587,100)	(7,879)	(84,950)
Class C1	(26,986)	(296,638)	(46,994)	(485,064)
Class I	(670,680)	(7,418,116)	(202,940)	(2,147,529)
	(971,155)	(10,743,298)	(303,193)	(3,199,518)
Net increase (decrease)	1,803,088	$20,045,473	1,469,932	$15,778,608

Nuveen Investments	79

Notes to Financial Statements (continued)

	Oregon Intermediate
	Year Ended 5/31/13		Year Ended 5/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,152,167	$22,862,184	1,247,098	$13,048,451
Class C	899,362	9,504,687	653,076	6,838,752
Class I	2,903,428	30,800,029	1,704,340	17,712,304
Shares issued to shareholders due to reinvestment of distributions:
Class A	120,071	1,272,935	85,272	889,463
Class C	24,702	261,031	5,512	57,649
Class I	29,852	316,664	24,797	258,172
	6,129,582	65,017,530	3,720,095	38,804,791
Shares redeemed:
Class A	(809,101)	(8,570,924)	(379,765)	(3,928,739)
Class C	(117,087)	(1,237,257)	(25,478)	(265,350)
Class I	(2,309,787)	(24,497,187)	(2,480,921)	(25,845,351)
	(3,235,975)	(34,305,368)	(2,886,164)	(30,039,440)
Net increase (decrease)	2,893,607	$30,712,162	833,931	$8,765,351

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2013, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Purchases	$68,005,221	$88,180,079	$33,711,137	$48,660,293
Sales and maturities	31,372,936	16,534,236	13,364,049	16,053,390

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of May 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Cost of investments	$268,464,244	$241,247,500	$78,857,721	$179,512,937
Gross unrealized:
Appreciation	$18,803,182	$17,276,568	$3,916,982	$11,608,231
Depreciation	(567,283)	(1,247,853)	(191,305)	(574,445)
Net unrealized appreciation (depreciation) of investments	$18,235,899	$16,028,715	$3,725,677	$11,033,786

Permanent differences, primarily due to federal taxes paid, return of capital distributions and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2013, the Funds’ tax year end, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Capital paid-in	$7,798	$(19)	$(83,283)	$403
Undistributed (Over-distribution of) net investment income	—	—	79,613	38
Accumulated net realized gain (loss)	(7,798)	19	3,670	(441)

80	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2013, the Funds’ tax year end, were as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Undistributed net tax-exempt income[1]	$735,439	$719,806	$—	$212,563
Undistributed net ordinary income[2]	126,897	211,734	—	—
Undistributed net long-term capital gains	320,180	688,918	—	—
[1]	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2013 through May 31, 2013 and paid on June 3, 2013.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2013 and May 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income[3]	$9,066,245	$8,370,024	$2,406,149	$5,281,567
Distributions from net ordinary income[2]	—	—	—	13,617
Distributions from net long-term capital gains[4]	276,263	385,337	—	—
Tax return of capital	—	—	79,613	—

2012	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Distributions from net tax-exempt income	$8,364,048	$6,539,683	$2,002,803	$5,002,123
Distributions from net ordinary income[2]	29,652	71,205	—	97,463
Distributions from net long-term capital gains	253,187	—	—	24,192
Tax return of capital	—	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2013, as Exempt Interest Dividends.
[4]

The Funds designate as long term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for tax year ended May 31, 2013.

As of May 31, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	Nebraska	Oregon Intermediate
Expiration:
May 31, 2017	$199,025	$ —
May 31, 2018	36,230	—
Not subject to expiration:
Short-term losses	35,333	342
Long-term losses	301,211	327,351
Total	$571,799	$327,693

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Nebraska
Post-October capital losses[5]	$82,905
Late-year ordinary losses[6]	—
[5]	Capital losses incurred from November 1, 2012 through May 31, 2013, the Fund’s tax year end.
[6]	Ordinary losses incurred from January 1, 2013 through May 31, 2013 and specified losses incurred from November 1, 2012 through May 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	81

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For net assets over $2 billion	.2750

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2013, the complex-level fee rate for each of these Funds was as follows:

Fund	Complex-Level Fee Rate
Minnesota Intermediate	.1902%
Minnesota	.1847
Nebraska	.1814
Oregon Intermediate	.1905

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses (excluding acquired Fund fees and expenses), do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Class A Shares	.90%	.90%	.90%	.90%
Class C Shares	1.45	1.45	1.45	1.45
Class C1 Shares	1.35	1.35	1.35	N/A
Class I Shares	.70	.70	.70	.70
Expiration date	March 31, 2013	March 31, 2013	March 31, 2014	March 31, 2013

N/A	- Oregon Intermediate does not offer Class C1 Shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

82	Nuveen Investments

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended May 31, 2013, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Sales charges collected (Unaudited)	$81,278	$601,762	$425,992	$124,837
Paid to financial intermediaries (Unaudited)	68,148	520,041	365,877	103,298

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
Commission advances (Unaudited)	$69,313	$212,306	$71,117	$115,149

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares and Class C1 Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
12b-1 fees retained (Unaudited)	$31,470	$62,040	$39,173	$62,558

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2013, as follows:

	Minnesota Intermediate	Minnesota	Nebraska	Oregon Intermediate
CDSC retained (Unaudited)	$3,320	$1,932	$2,419	$1,902

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	83

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	210
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	210
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	210
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	210
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other entities; Miller Valentine real estate LLC companies; Board Member, Mid-America Health System Board of Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	210
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	210

84	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	210
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	210
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	210

Interested Trustee:
John P. Amboian (2) 1961 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	210
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	210

Nuveen Investments	85

Trustees and Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	210
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	210
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	210
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	210
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	210
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	210
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	210

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	210
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Directors (each, a “Board” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Advisor’s investment teams in Minneapolis in September 2012, and the Sub-Advisor’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent

88	Nuveen Investments

Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Advisor’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Group”) and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds (including the Nuveen Minnesota Intermediate Municipal Bond Fund (the “Minnesota Intermediate Fund”), the Nuveen Nebraska Municipal Bond Fund (the “Nebraska Fund”) and the Nuveen Oregon Intermediate Municipal Bond Fund (the “Oregon Fund”)) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Minnesota Municipal Bond Fund (the “Minnesota Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods. As noted above, the Performance Peer Groups of the other Funds were classified as irrelevant, limiting the usefulness of the peer comparison data; therefore, the Board also considered each such Fund’s performance compared to its benchmark. In this regard, the Board noted that the Nebraska Fund outperformed its benchmark over the one- and five-year periods and provided comparable returns to its benchmark for the three-year period, and that although the Minnesota Intermediate Fund and the Oregon Fund underperformed their respective benchmarks for the one-, three- and five-year periods, such Funds’ absolute performance during such periods was satisfactory.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher

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than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the Oregon Fund had a net management fee slightly higher than its peer average, but a net expense ratio in line with its peer average, while each of the other Funds had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) below or in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-advisor (which, in the case of the Funds, is an affiliated sub-advisor), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor. In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor. The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through the Sub-Advisor, and the range of fees and average fee the Sub-Advisor assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisors affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-advisor’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates

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(Unaudited) (continued)

receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Advisor. Accordingly, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Advisor may engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Advisor may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Advisor to manage the Fund. The Independent Board Members noted that the Sub-Advisor’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Notes

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays 1-15 Year Blend Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper Minnesota Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Minnesota Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Intermediate Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Intermediate Municipal Debt Funds Classification Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of dividends but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

94	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

Milwaukee, WI

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	95

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FTFI-0513D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended May 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	16,562	0	600	0
Nuveen Minnesota Intermediate Municipal Bond Fund	16,711	0	600	0
Nuveen Nebraska Municipal Bond Fund	15,856	0	600	0
Nuveen Oregon Intermediate Municipal Bond Fund	16,284	0	600	0

Total	$65,413	$0	$2,400	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Minnesota Municipal Bond Fund	15,415	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	15,739	0	0	0
Nuveen Nebraska Municipal Bond Fund	14,847	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	15,308	0	0	0

Total	$61,309	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Minnesota Municipal Bond Fund	0%	0%	0%	0%
Nuveen Minnesota Intermediate Municipal Bond Fund	0%	0%	0%	0%
Nuveen Nebraska Municipal Bond Fund	0%	0%	0%	0%
Nuveen Oregon Intermediate Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Minnesota Municipal Bond Fund	600	0	0	600
Nuveen Minnesota Intermediate Municipal Bond Fund	600	0	0	600
Nuveen Nebraska Municipal Bond Fund	600	0	0	600
Nuveen Oregon Intermediate Municipal Bond Fund	600	0	0	600

Total	$2,400	$0	$0	$2,400

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Minnesota Municipal Bond Fund	0	0	0	0
Nuveen Minnesota Intermediate Municipal Bond Fund	0	0	0	0
Nuveen Nebraska Municipal Bond Fund	0	0	0	0
Nuveen Oregon Intermediate Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2013